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TABLE OF CONTENTS1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AbbVie Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2016

              The Annual Meeting of the Stockholders of AbbVie Inc. will be held at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601, on Friday, May 6, 2016, at 9:00 a.m. CT for the following purposes:

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  To elect 3 directors to hold office until the next Annual Meeting or until their successors are elected (Item 1),

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  To ratify the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2016 (Item 2),

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  To vote on an advisory vote on the approval of executive compensation (Item 3),

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  To vote on a management proposal regarding the annual election of directors (Item 4),

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  To approve the material terms of the performance goals under the AbbVie Performance Incentive Plan (Item 5), and

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  To transact such other business as may properly come before the meeting, including consideration of two stockholder proposals, if presented at the meeting (Items 6 and 7).

Your Vote Is Important

              Please promptly vote your shares by telephone, using the Internet, or by signing and returning your proxy in the enclosed envelope if you received a printed version of the proxy card.

              The board of directors recommends that you vote FOR Items 1, 2, 3, 4 and 5 on the proxy card.

              The board of directors recommends that you vote AGAINST Items 6 and 7 on the proxy card.

              The close of business on March 9, 2016, has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting.

              AbbVie's 2016 Proxy Statement and 2015 Annual Report on Form 10-K are available at www.abbvieinvestor.com. If you are a registered stockholder, you may access your proxy card by either:

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  Going to the following website: www.proxyvote.com, entering the information requested on your computer screen and following the simple instructions, or

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  Calling (in the United States, U.S. territories, and Canada) toll free 1-800-690-6903 on a touch-tone telephone and following the simple instructions provided by the recorded message.

              Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form in the back of these materials and an admission card will be sent to you. Due to space limitations, reservation forms must be received before April 29, 2016. Each admission card, along with photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors.

Laura J. Schumacher
 Secretary

March [    ], 2016

              The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Stockholders. The meeting will be held on May 6, 2016, at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601. This summary highlights selected information in the Proxy Statement. Please review the entire Proxy Statement and the AbbVie 2015 Annual Report before voting.

2016 Annual Meeting of Stockholders

Date and Time: May 6, 2016 9:00 a.m. CT

Location: Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601

Record Date: March 9, 2016

How to Vote: Stockholders as of the record date are entitled to vote via Internet at www.proxyvote.com; by telephone at 1-800-690-6903; by returning a completed proxy card; or in person at the Annual Meeting of Stockholders.

Voting Items and Board Recommendations

Board Recommendations

Item 1	Election of Directors	FOR All Nominees
Item 2	Ratification of Independent Auditor	FOR
Item 3	Say on Pay—Advisory Vote on the Approval of Executive Compensation	FOR
Item 4	Management Proposal Regarding the Annual Election of Directors	FOR
Item 5	Approval of the Material Terms of the Performance Goals under the AbbVie Performance Incentive Plan	FOR
Item 6	Stockholder Proposal on Drug Disposal Report	AGAINST
Item 7	Stockholder Proposal on Lobbying Report	AGAINST
Business Overview and Performance Highlights

Business Overview

              AbbVie was created in 2013 following separation from Abbott Laboratories. AbbVie's mission is to be an innovation-driven, patient-focused specialty biopharmaceutical company capable of achieving top-tier financial performance through outstanding execution and a consistent stream of innovative new medicines. AbbVie intends to continue to advance its mission in a number of ways, including: (i) growing revenues through continued strong performance from its existing portfolio of on-market products, including its flagship brands, Humira, Imbruvica and Viekira Pak, as well as growth from pipeline products; (ii) continuing to enhance efficiency by expanding gross and operating margins; (iii) continued investment in its pipeline in support of opportunities in immunology, oncology, and virology, as well as continued investment in key on-market products; (iv) augmentation of its pipeline through concerted focus on strategic licensing, acquisition and partnering activity with a focus on identifying compelling programs that fit AbbVie's strategic criteria; and (v) returning cash to stockholders via dividends and share repurchases.

2016 Proxy Statement | 1

PROXY STATEMENT SUMMARY

              AbbVie's products support the treatment of conditions such as chronic autoimmune diseases in rheumatology, gastroenterology and dermatology; oncology, including a leadership position in the treatment of blood cancers; virology, including hepatitis C virus (HCV) and human immunodeficiency virus (HIV); neurological disorders, such as Parkinson's disease; metabolic diseases, including thyroid disease and complications associated with cystic fibrosis; as well as other serious health conditions. Our pipeline includes more than 50 compounds or indications in development across important medical specialties such as immunology, oncology, virology/liver disease, neurological diseases and women's health.

Business Performance Highlights

AbbVie has Delivered Robust Financial Results since Separation

                        The measures set forth above were calculated as of December 31, 2015.

*	Net revenues, earnings per share and operating margin are adjusted to exclude certain specified items, which are reconciled in our Form 8-K dated January 29, 2016.

              AbbVie has delivered a three-year compound annual growth rate (CAGR) of 10.2% in net revenues and 16.9% in earnings per share (EPS). This performance places AbbVie in the top quartile of its Health Care Peer Group. Additionally, AbbVie has been committed to a robust return of capital to stockholders with an increase of 42% in its dividend since 2013 as part of a balanced and disciplined capital allocation program. AbbVie's total stockholder return (TSR) since inception of 92.4% also places AbbVie among the top of its Health Care Peer Group, and nearly 40 percentage points above the Standard & Poor's 500 Index and more than 33 percentage points above the NYSE Arca Pharmaceuticals Index over the same time period.

2 | 2016 Proxy Statement

PROXY STATEMENT SUMMARY

              AbbVie has significantly grown revenue, operating margin and EPS since 2013.

Note: Net revenues, operating margin and earnings per share are adjusted for specified items and exclude the impact of amortization.

AbbVie also Delivered Strong Business Performance in 2015

              AbbVie has built a strong foundation for its business and 2015 was an exceptional year, as evidenced by a number of 2015 business highlights:

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  Net Revenues:  AbbVie reported full-year adjusted net revenues of $22.8 billion, an increase of 22.1% over 2014, excluding foreign exchange. This reflects top-tier growth, second in AbbVie's peer group.

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  Operating Margins:  In 2015, AbbVie expanded its adjusted operating margin to 42.3% of net revenues—up 610 basis points—and improved gross margin to 82.9% of net revenues—up 280 basis points—since 2014.

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  Earnings Per Share:   AbbVie reported full-year adjusted EPS of $4.29, up 29.2%. This reflects top-tier growth, second in AbbVie's Health Care Peer Group. AbbVie's 2016 adjusted EPS guidance range of $4.82 to $5.02 reflects growth of nearly 15% at the midpoint.

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  Humira Sales:  AbbVie delivered global Humira sales of $14 billion, an increase of 19% excluding the impact of exchange rate fluctuations, compared to 2014. Humira's performance was driven by market penetration across therapeutic categories and geographies, approval of new indications and market share gains.

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  Pharmacyclics Acquisition:  AbbVie made a significant investment in the rapidly-growing hematologic oncology space with its acquisition of Pharmacyclics, Inc. and its first in class BTK inhibitor Imbruvica, which positions AbbVie as an oncology leader in this rapidly growing market segment.

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  Regulatory Milestones:  AbbVie also achieved a number of regulatory milestones in markets worldwide for several key products, including U.S. Food and Drug Administration (FDA) and European Medicines Agency (EMA) approvals for new indications of Humira and Imbruvica, as well as new regulatory approvals for AbbVie's HCV program Viekira, Viekirax in Japan and Technivie in the U.S. AbbVie also announced FDA approval of Duopa for patients with advanced Parkinson's disease.

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  Pipeline Development:  With a record number of programs in mid- and late-stage development, AbbVie made significant pipeline advancements in 2015, such as regulatory application submissions for Venetoclax for relapsed/refractory chronic lymphocytic leukemia (CLL); Imbruvica for first-line CLL; Zinbryta for multiple sclerosis; and Humira for uveitis. AbbVie also successfully transitioned several mid-stage pipeline assets into late-stage development, including its selective JAK-1 inhibitor, ABT-494, in rheumatoid arthritis; a pan-genotypic next-generation HCV combination; elagolix for uterine fibroids; and ABT-414, an antibody drug conjugate for glioblastoma multiforme.

2016 Proxy Statement | 3

PROXY STATEMENT SUMMARY

Corporate Governance Highlights

              Our board of directors is committed to strong corporate governance tailored to meet the needs of AbbVie and its stockholders to enhance stockholder value. In connection with our ongoing, proactive engagement with stockholders during 2015 (as described in greater detail on page 29), AbbVie's board of directors has approved:

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  a proxy access by-law provision to permit a stockholder, or a group of up to 20 stockholders, owning at least 3% of the company's outstanding common stock continuously for at least 3 years to nominate and include in the company's proxy materials director nominees constituting up to 25% of the board of directors, as further detailed in the company's By-Laws; and

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  a declassification management proposal in this proxy statement (Item 4) to seek stockholder approval to amend the company's Amended and Restated Certificate of Incorporation to declassify the board of directors and to allow for the annual election of directors, as described in Item 4.

              Highlights of our governance practices include:

Governance Practice	For more information

Independent lead director with robust responsibilities is selected by the Board	p. 13
Eight of AbbVie's nine directors are independent and regularly meet in executive session	p. 13
All members of the audit, compensation, nominations and governance and public policy committees are independent	p. 15
Adopted a Proxy Access By-Law provision for 3%/3 years	p. 69
Policy prohibiting hedging and pledging	p. 40
Robust stock ownership guidelines	p. 39
Disclosure of our corporate political contributions and our trade association dues and oversight process	http://www.abbvie.com/responsibility/transparency-policies/corporate-political-participation.html
Clawback authority in the event of financial restatement to recover incentive plan awards	p. 40
Related person transaction policy to ensure appropriate oversight	p. 67
We do not have a stockholder rights plan or "poison pill"	Certificate of Incorporation and By-Laws
Our directors are elected by a majority vote of our stockholders for uncontested elections and we have a resignation policy if the director fails to receive a majority of the votes cast	p. 9
We hold an annual say-on-pay advisory vote on executive compensation	p. 58
Our governance guidelines restrict the number of boards our directors may serve on to prevent overboarding	Corporate Governance Guidelines
Annual board and committee self-assessments and annual succession planning	Corporate Governance Guidelines
We are guided by strong ethics programs and supplier guidelines	http://www.abbvie.com/responsibility/home.html
For inclusion on the board, the nominations and governance committee considers diversity of ethnicity, gender, and geography	p. 14

4 | 2016 Proxy Statement

PROXY STATEMENT SUMMARY

Executive Compensation Highlights

              At AbbVie, the board of directors believes a well-designed compensation program should align executive interests with the drivers of stockholder returns and profitable growth, support achievement of the company's primary business goals, and attract and retain world-class executives whose talents and contributions sustain the growth in long-term stockholder value. Consequently, the compensation committee of the board has designed and implemented an executive compensation program in which a substantial majority of named executive officer (NEO) compensation at AbbVie is performance-based.

              When determining NEO compensation, the committee first considers the median of the competitive marketplace (as derived primarily from the Health Care Peer Group approved by the committee) as an initial benchmark for assessing compensation. The committee then takes into account the company's overall performance against the financial, operating and strategic objectives that were established at the start of the performance period. Finally, specific pay determinations are made for each NEO based on his or her individual performance against goals and contributions to the short- and long-term performance of the company.

              Three primary components make up AbbVie's executive pay program: base salary, short-term incentives and long-term incentives. The structure of each component is tailored to serve a specific function and purpose. The following is a summary of the key components of our 2015 compensation program and changes made for 2016.

2016 Proxy Statement | 5

PROXY STATEMENT SUMMARY

Element of Pay	Changes Made for 2016

Long-Term Incentive Program	✓ Completed redesign of our long-term incentive program:
— Added multiple performance metrics, including relative ROE, EPS and relative TSR as criteria for vesting.
— Removed provision that allowed performance awards to vest if thresholds were met in any 3 of 5 years, creating more risk of forfeiture.
— Added multi-year performance periods.
— Changed dividend payment schedule so dividends are paid only at vesting and only on vested shares.
— Increased use of performance-vested awards from 75% to 80% which, in combination with stock options, ties 100% of our LTI program to performance metrics and stock price appreciation.
— Refined process for referencing the market median for long-term incentive award decisions.
Performance Incentive Plan	✓ Added disclosure of our maximum incentive cap of 200% of target.
✓ Reduced the CEO's target annual incentive to 150% of base salary.
✓ Established a formal payout matrix based on net revenues and operating margin to guide NEO annual incentive awards, beginning with awards for the 2015 performance year.
Peer Comparisons	✓ Simplified the peer group used for compensation benchmarking, the AbbVie Health Care Peer Group.

6 | 2016 Proxy Statement

Who Can Vote

              Stockholders of record at the close of business on March 9, 2016 will be entitled to notice of and to vote at the Annual Meeting. As of March 9, 2016, AbbVie had [                        ] outstanding shares of common stock, which are AbbVie's only outstanding voting securities. Each stockholder has one vote per share. Stockholders do not have the right to vote cumulatively in electing directors.

Notice and Access

              In accordance with the Securities and Exchange Commission (SEC) e-proxy rules, AbbVie mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders in March 2016. The Notice describes the matters to be considered at the Annual Meeting and how stockholders can access the proxy materials online. It also provides instructions on how stockholders can vote their shares. If you received the Notice, you will not receive a printed version of the proxy materials unless you request one. If you would like to receive a printed version of the proxy materials, free of charge, please follow the instructions on the Notice.

Voting by Proxy

              AbbVie's stockholders may vote their shares by telephone, the Internet, or at the Annual Meeting. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting can be found on the Notice, on the website listed in the Notice, and, if you received one, on your proxy card. If you requested a printed version of the proxy card, you may also vote by mail.

Revoking a Proxy

              You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

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  by delivering a written notice to the secretary of AbbVie,

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  by delivering an authorized proxy with a later date, or

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  by voting by telephone or the Internet after you have given your proxy.

Discretionary Voting Authority

              Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares of AbbVie common stock covered by proxies they receive to elect the 3 nominees named in Item 1 on the proxy card. If a nominee becomes unavailable to serve, the shares will be voted for a substitute designated by the board of directors or for fewer than 3 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

              Where a stockholder has specified a choice for or against the proposals to be presented at the Annual Meeting or if the stockholder has chosen to abstain, the shares of AbbVie common stock represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the ratification of Ernst & Young LLP as auditors, FOR the approval of executive compensation, FOR the management proposal regarding the annual election of directors, FOR the approval of the material terms of the performance goals under the AbbVie Performance Incentive Plan, and AGAINST each of the stockholder proposals.

              The board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

2016 Proxy Statement | 7

INFORMATION ABOUT THE ANNUAL MEETING

Quorum and Vote Required to Approve Each Item on the Proxy

              A majority of the outstanding shares entitled to vote generally in the election of directors, represented in person or by proxy, constitutes a quorum. Directors are elected by stockholders in an uncontested election if a majority of the votes cast are "for" a director's re-election at the Annual Meeting, excluding abstentions and broker non-votes. For other matters, the affirmative vote of a majority of the shares represented, in person or by proxy, at the meeting and entitled to vote on a matter shall be the act of the stockholders with respect to that matter, except for the management proposal regarding the annual election of directors which requires the affirmative vote of shares representing not less than eighty percent (80%) of the outstanding shares of capital stock of AbbVie entitled to vote generally in the election of directors pursuant to Article XI of AbbVie's Amended and Restated Certificate of Incorporation.

Effect of Broker Non-Votes and Abstentions

              A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in the absence of instructions on matters the New York Stock Exchange considers "routine," such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The election of directors, the advisory vote on the approval of executive compensation, the management proposal regarding the annual election of directors, the approval of the material terms of the performance goals under the AbbVie Performance Incentive Plan, and the stockholder proposals are considered "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting. Shares represented by proxies that are present and entitled to vote on a matter but which have elected to abstain from voting on that matter, other than the election of directors, will have the effect of votes against that matter.

Inspectors of Election

              The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify stockholders are independent and are not AbbVie employees.

Cost of Soliciting Proxies

              AbbVie will bear the cost of making solicitations from its stockholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of AbbVie and its subsidiaries.

              AbbVie has retained Georgeson Inc. to aid in the solicitation of proxies, at an estimated cost of $19,500 plus reimbursement for reasonable out-of-pocket expenses.

AbbVie Savings Plan

              Participants in the AbbVie Savings Plan will receive voting instructions for their shares of AbbVie common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Mercer Trust Company. The members of the investment committee are Robert A. Michael, William H.S. Preece and Michael J. Thomas, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received.

8 | 2016 Proxy Statement

              The board of directors consists of three classes with each class currently comprised of three directors. Directors of one class are elected each year for a term of three years. The Class I directors are presented for re-election to hold office until the expiration of their term at the 2019 annual meeting of stockholders and until their successors are elected and qualified or until their earlier death or resignation.

              Directors are elected by stockholders if a majority of the votes cast are "for" a director's re-election at the Annual Meeting, excluding abstentions and broker non-votes. For more information on the director majority vote standard, see AbbVie's By-Laws as listed as an exhibit to AbbVie's 2015 Annual Report on Form 10-K. All of the nominees, except Mr. Hart, are currently serving as directors. Mr. Hart was recommended for election by the nominations and governance committee. Mr. Roberts is retiring as a director following the Annual Meeting and is not standing for reelection.

Class I—Directors Whose Terms Expire in 2016

Committees: Audit Nominations & Governance Director since: 2013 Age: 64
 William H.L. Burnside

Retired Senior Vice President and Director at The Boston Consulting Group
Mr. Burnside is a retired senior vice president and director at The Boston Consulting Group (BCG), where he currently serves as an advisor. Prior to becoming managing partner of BCG's Los Angeles office in 1987, he worked in BCG's London and Chicago offices, servicing clients in telecommunications, media, defense, financial services, and manufacturing. Mr. Burnside is a director at Audubon California.

Key Contributions to the Board: Through his experience with The Boston Consulting Group, Mr. Burnside acquired knowledge and understanding of corporate finance and capital markets matters, as well as global and domestic strategic advisory experience across a broad base of industries.

Director Nominee Age: 46

 Brett J. Hart

Acting Chief Executive Officer, United Continental Holdings,  Inc.
Mr. Hart is the acting chief executive officer of United Continental Holdings, Inc. since October 2015. Previously, Mr. Hart was executive vice president, general counsel and secretary of UAL and United since February 2012. From December 2010 to February 2012, he served as senior vice president, general counsel and secretary of UAL, United and Continental. From June 2009 to December 2010, Mr. Hart served as executive vice president, general counsel and corporate secretary at Sara Lee Corporation.

Key Contributions to the Board: As an executive vice president and general counsel for two large public companies with international operations and currently serving as acting CEO, Mr. Hart contributes operational and strategic acumen with expertise in risk management, legal strategic matters, government and regulatory affairs, customer and external facing matters, corporate governance, and compliance.

2016 Proxy Statement | 9

INFORMATION CONCERNING DIRECTOR NOMINEES

Committees: Audit Public Policy Director since: 2013 Age: 58
 Edward J. Rapp

Retired Group President for Resource Industries of Caterpillar Inc.
Mr. Rapp served as the Caterpillar Inc. group president for resource industries from 2014 until his retirement in early 2016. He previously served at Caterpillar as group president based in Singapore in 2013 and 2014 and as the chief financial officer from 2010 to 2013, and he was named a group president in 2007. Mr. Rapp is presently a board member for FM Global and Junior Achievement USA. He is currently a member of the University of Missouri College of Business Strategic Development Board.

Key Contributions to the Board: As a result of his tenure as group president and chief financial officer at Caterpillar Inc., Mr. Rapp has acquired management, operational, and financial expertise with extensive global experience and provides the board with an informed perspective on financial and operational matters faced by a complex international company.

Class II—Directors Whose Terms Expire in 2017

Committees: Nominations & Governance Public Policy Director since: 2013 Age: 65
 Robert J. Alpern, M.D.

Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine
Dr. Alpern has served as the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine since June 2004. From July 1998 to June 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. Dr. Alpern also serves as a director of Abbott Laboratories and as a director on the Board of Yale—New Haven Hospital.

Key Contributions to the Board: As the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, Dean of The University of Texas Southwestern Medical Center, and as a director on the Board of Yale—New Haven Hospital, Dr. Alpern contributes valuable insights to the board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of AbbVie's key research and development initiatives.

Committees: Compensation Public Policy Director since: 2013 Age: 70

 Edward M. Liddy

Retired Chairman & CEO, The Allstate Corporation
Mr. Liddy served as a partner in the private equity investment firm Clayton, Dubilier & Rice, LLC from January 2010 to December 2015. At the request of the Secretary of the U.S. Department of the Treasury, Mr. Liddy served as interim chairman and chief executive officer of American International Group, Inc. (AIG), a global insurance and financial services holding company, from September 2008 to August 2009. From January 1999 to April 2008, Mr. Liddy served as chairman of the board of The Allstate Corporation (insurance). He served as chief executive officer of Allstate from January 1999 to December 2006, president from January 1995 to May 2005, and chief operating officer from August 1994 to January 1999. Mr. Liddy currently serves on the board of directors of Abbott Laboratories, 3M Company, and The Boeing Company.

Key Contributions to the Board: Mr. Liddy's executive leadership at Allstate and AIG and his board service at several Fortune 100 companies enable him to provide our board with valuable insights on corporate strategy, risk management, corporate governance and other issues facing large, global enterprises. Additionally, as a former chief financial officer, audit committee chair at Goldman Sachs and 3M, and a private equity firm partner, Mr. Liddy provides our board with significant knowledge and understanding of corporate finance, capital markets, financial reporting and accounting matters.

10 | 2016 Proxy Statement

INFORMATION CONCERNING DIRECTOR NOMINEES

Committees: Audit Compensation Director since: 2013 Age: 62
 Frederick H. Waddell

Chairman of the Board and Chief Executive Officer of Northern Trust Corporation and The Northern Trust Company
Mr. Waddell has served as the chief executive officer of Northern Trust Corporation and The Northern Trust Company since January 2008 and as chairman of the board since November 2009. He served as president from February 2006 through September 2011, and as chief operating officer from February 2006 to January 2008. Mr. Waddell served as a board member of Northern Trust from February 2006 to November 2009 prior to becoming the chairman of the board.

Key Contributions to the Board: As chairman and chief executive officer of Northern Trust Corporation and The Northern Trust Company, Mr. Waddell possesses broad financial services experience with a strong record of leadership in a highly regulated industry.

Class III—Directors Whose Terms Expire in 2018

Committees: Audit Compensation Director since: 2013 Age: 55
 Roxanne S. Austin

President, Austin Investment Advisors
Ms. Austin is president of Austin Investment Advisors, a private investment and consulting firm, a position she has held since 2004. From July 2009 through July 2010, Ms. Austin also served as the president and chief executive officer of Move Networks, Inc., a provider of Internet television services. Ms. Austin previously served as president and chief operating officer of DIRECTV, Inc. Ms. Austin also previously served as executive vice president and chief financial officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP. Ms. Austin is also a director of Abbott Laboratories, Target Corporation, Teledyne Technologies, Inc. and Telefonaktiebolaget LM Ericsson.

Key Contributions to the Board: Through her extensive management and operating roles, including her financial roles, Ms. Austin contributes significant oversight and leadership experience, including financial expertise and knowledge of financial statements, corporate finance and accounting matters.

2016 Proxy Statement | 11

INFORMATION CONCERNING DIRECTOR NOMINEES

Director since: 2013 Age: 62
 Richard A. Gonzalez

Chairman of the Board and Chief Executive Officer, AbbVie Inc.
Mr. Gonzalez is the chairman and chief executive officer of AbbVie. He served as Abbott's executive vice president of the pharmaceutical products group from July 2010 to December 2012, and was responsible for Abbott's worldwide pharmaceutical business, including commercial operations, research and development, and manufacturing. He also served as president, Abbott Ventures Inc., Abbott's medical technology investment arm, from 2009 to 2011. Mr. Gonzalez joined Abbott in 1977 and held various management positions before briefly retiring in 2007, including: Abbott's president and chief operating officer; president, chief operating officer of Abbott's Medical Products Group; senior vice president and president of Abbott's former Hospital Products Division; vice president and president of Abbott's Health Systems Division; and divisional vice president and general manager for Abbott's Diagnostics Operations in the United States and Canada.

Key Contributions to the Board: As a result of his service as Abbott's executive vice president, Pharmaceutical Products Group, his previous service as Abbott's president and chief operating officer and his more than 30-year career at Abbott, Mr. Gonzalez has developed valuable business, management and leadership experience, as well as extensive knowledge of AbbVie and its global operations. Mr. Gonzalez's experience and knowledge enable him to contribute to AbbVie's board key insights into strategic, management, and operational matters.

Committees: Compensation Nominations & Governance Director since: 2013 Age: 67

 Glenn F. Tilton

Retired Chairman and Chief Executive Officer of the UAL Corporation
Mr. Tilton was chairman of the Midwest for JPMorgan Chase & Co. from 2011 until his retirement in 2014. From October 2010 to December 2012, Mr. Tilton also served as the non-executive chairman of the board of United Continental Holdings, Inc. From September 2002 to October 2010, he served as chairman, president and chief executive officer of UAL Corporation, and chairman and chief executive officer of United Air Lines, Inc., its wholly owned subsidiary. Prior to becoming the vice chairman of Chevron Texaco following the merger of Texaco Inc. and Chevron Corp., Mr. Tilton enjoyed a 30-year multi-disciplinary career with Texaco Inc., culminating in his election as chairman and chief executive officer. Mr. Tilton is also a director of Abbott Laboratories and Phillips 66. Mr. Tilton also served on the board of directors of Lincoln National Corporation from 2002 to 2007, of TXU Corporation from 2005 to 2007, of Corning Incorporated from 2010 to 2012, and of United Continental Holdings, Inc. from 2010 to 2012.

Key Contributions to the Board: As chairman of the Midwest for JPMorgan Chase & Co. and having previously served as non-executive chairman of the board of United Continental Holdings, Inc., and chairman, president, and chief executive officer of UAL Corporation and United Air Lines, vice chairman of Chevron Texaco and as interim chairman of Dynegy, Inc., Mr. Tilton acquired strong management experience overseeing complex multinational businesses operating in highly regulated industries, as well as expertise in finance and capital markets matters.

12 | 2016 Proxy Statement

The Board of Directors

              The board of directors held ten meetings in 2015. The average attendance of all incumbent directors at board and committee meetings in 2015 was ninety-five percent and each director attended at least seventy-five percent of the total number of board meetings and meetings of the committees on which he or she served. AbbVie encourages its board members to attend the annual stockholder meeting. All of AbbVie's directors attended the 2015 annual stockholder meeting.

              The board has determined that each of the following individuals is independent in accordance with the New York Stock Exchange (NYSE) listing standards: Dr. Alpern, Ms. Austin, Mr. Burnside, Mr. Hart, Mr. Liddy, Mr. Rapp, Mr. Tilton, and Mr. Waddell. In addition, the board also determined that Mr. Roberts, who served on the board during the year, was independent under those standards. To determine independence, the board applied the AbbVie Inc. director independence guidelines. The board also considered whether a director has any other material relationships with AbbVie or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors are officers or serve on boards of companies or entities to which AbbVie sold products or made contributions or from which AbbVie purchased products and services during the year. This also included consideration of the fact that some of the directors serve on the board of Abbott Laboratories (Abbott), AbbVie's former parent. In making its determination, the board relied on both information provided by the directors and information developed internally by AbbVie.

              The board has risk oversight responsibility for AbbVie and administers this responsibility both directly and with assistance from its committees.

              The board has determined that the current leadership structure, in which the offices of chairman of the board and chief executive officer are held by one individual and the chair of the nominations and governance committee is appointed to be the lead director, ensures the appropriate level of oversight, independence, and responsibility is applied to all board decisions, including risk oversight, and is in the best interests of AbbVie and its stockholders. The lead independent director is chosen by and from the independent members of the board of directors.

              The lead independent director responsibilities include:

1.	facilitates communication with the board and presides over regularly conducted executive sessions of the independent directors or sessions where the chairman of the board is not present;
2.	reviews and approves matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other board members;
3.	serves as the liaison between the chairman of the board and the independent directors;
4.	has the authority to call meetings of the independent directors;
5.	if requested by major stockholders, ensures that he or she is available for consultation and direct communication as needed; and
6.	performs such other duties as the board may determine from time to time.
2016 Proxy Statement | 13

THE BOARD OF DIRECTORS AND ITS COMMITTEES

              All directors are encouraged to, and in fact do, consult with the chairman on each of the above topics, as well. The lead director, and each of the other directors, communicates regularly with the chairman of the board and chief executive officer regarding appropriate agenda topics and other board related matters.

              AbbVie directors have backgrounds that when combined provide a portfolio of experience and knowledge that serve AbbVie's governance and strategic needs. Director nominees are considered based on a range of criteria including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship, and ability to commit sufficient time and attention to the activities of the board. They must have demonstrated experience and ability that is relevant to the board's oversight role with respect to AbbVie's business and affairs. They must also be able and willing to represent the stockholders' economic interests and satisfy their fiduciary duties to stockholders without conflicts of interest. For more details on director qualifications, please see Exhibit A to AbbVie's Governance Guidelines.

              In the process of identifying nominees to serve as a member of the board of directors, the nominations and governance committee considers the board's diversity of ethnicity, gender, and geography and assesses the effectiveness of the process in achieving that diversity.

              Each director's biography includes the particular experience and qualifications that led the board to conclude that the director should serve on the board. The directors' biographies are in the section of this proxy statement captioned "Information Concerning Director Nominees."

              The following table highlights our directors' skills and experience. The skills identified below are considered by the Nominations & Governance Committee to be the most relevant to the Board's oversight role with respect to AbbVie's business and affairs and to drive our culture of innovation and responsibility. The specific importance of each skill also is noted.

              Such skills include, among others:

  •
  Healthcare Industry—Relevant to an industry understanding and review of our business and strategy for continued innovation.

  •
  Leadership—For a board that can successfully advise and oversee the company's business performance and represent stockholders interests.

  •
  Global Business and Strategy—For oversight of a complex global organization like AbbVie to successfully advise and oversee the strategic development and direction of the company.

  •
  Corporate Governance and Public Company Board—Ensuring directors have background and knowledge to perform oversight and governance roles.

  •
  Finance or Accounting—Enabling our directors to analyze our financial statements, oversee our capital structure, and consider financial transactions.

  •
  Government Relations and Regulatory—For an understanding of the complex regulatory and governmental environment in which our business operates.
14 | 2016 Proxy Statement

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Director Skills, Knowledge and Experience Matrix

	Healthcare Industry	Leadership	Global Business and Strategy	Corporate Governance and Public Company Board	Finance or Accounting	Government Relations and Regulatory

Dr. Alpern	✓	✓	✓	✓		✓
Ms. Austin	✓	✓	✓	✓	✓	✓
Mr. Gonzalez	✓	✓	✓	✓	✓	✓
Mr. Burnside		✓	✓	✓	✓	✓
Mr. Hart		✓	✓	✓		✓
Mr. Liddy	✓	✓	✓	✓	✓	✓
Mr. Rapp		✓	✓		✓	✓
Mr. Tilton	✓	✓	✓	✓	✓	✓
Mr. Waddell		✓	✓	✓	✓	✓
Committees of the Board of Directors

              The board of directors has five committees established in AbbVie's By-Laws: the audit committee, compensation committee, nominations and governance committee, public policy committee, and executive committee. Each of the members of the audit committee, compensation committee, nominations and governance committee, and public policy committee is independent.

	Audit Committee	Compensation Committee	Nominations and Governance Committee	Public Policy Committee

R. Alpern
R. Austin
W. Burnside
E. Liddy
E. Rapp
R. Roberts
G. Tilton
F. Waddell
Number of meetings	6	4	5	4

Lead Director	Chairperson	Member	Financial Expert

Audit Committee

              The audit committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's accounting and financial reporting practices and the audit process, the quality and integrity of AbbVie's financial statements, the independent auditors' qualifications, independence, and performance, the performance of AbbVie's internal audit function and internal auditors, certain areas of legal and regulatory compliance, and enterprise risk management. Each of the members of the audit committee is financially

2016 Proxy Statement | 15

THE BOARD OF DIRECTORS AND ITS COMMITTEES

literate, as required of audit committee members by the NYSE, and the independence requirements set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The board of directors has determined that Ms. Austin, the committee's chairperson, is an "audit committee financial expert."

Compensation Committee

              The compensation committee is governed by a written charter. This committee assists the board of directors in carrying out the board's responsibilities relating to the compensation of AbbVie's executive officers and directors. The compensation committee annually reviews the compensation paid to the directors and gives its recommendations to the full board regarding both the amount of director compensation that should be paid and the allocation of that compensation between equity-based awards and cash. In recommending director compensation, the compensation committee takes into account director fees paid by companies in AbbVie's Health Care Peer Group and reviews any arrangement that could be viewed as indirect director compensation. The processes and procedures used for the consideration and determination of executive compensation are described in the "Compensation Discussion and Analysis" section of this proxy statement. The committee also reviews, approves, and administers the incentive compensation plans in which the AbbVie executive officers participate and all of AbbVie's equity-based plans. It may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulations or with the listing rules of the New York Stock Exchange. The compensation committee has the sole authority, under its charter, to select, retain and/or terminate independent advisors who may assist the committee in carrying out its responsibilities. The compensation committee reviews and discusses with management and its independent compensation advisor potential risks associated with AbbVie's compensation policies and practices as discussed in the "Compensation Risk Assessment" section of this proxy statement. Each member of the committee qualifies as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and as an "outside director" for purposes of Internal Revenue Code Section 162(m).

              The committee has engaged Compensation Advisory Partners (CAP) as its independent compensation consultant. The independent compensation consultant provides counsel and advice to the committee on executive and non-employee director compensation matters. CAP, and its principal, report directly to the chair of the committee. The principal meets regularly, and as needed, with the committee in executive sessions, and has direct access to the chair during and between meetings. The committee determines what variables it will instruct CAP to consider, including: peer groups against which performance and pay should be examined, metrics to be used in incentive plans to assess AbbVie's performance, competitive short- and long-term incentive practices in the marketplace, and compensation levels relative to market benchmarks. The committee negotiates and approves all fees paid to CAP for these services. AbbVie did not engage CAP to perform any other services during 2015.

              Based on an assessment of internally developed information and information provided by CAP, the committee has determined that its independent compensation advisor does not have a conflict of interest. A copy of the compensation committee report is included in the "Compensation Committee Report" section of this proxy statement.

Nominations and Governance Committee

              The nominations and governance committee is governed by a written charter. This committee assists the board of directors in identifying individuals qualified to become board members and recommends to the board the nominees for election as directors at the next annual meeting of stockholders, recommends to the board the persons to be elected as executive officers of AbbVie, recommends to the board the corporate governance guidelines applicable to AbbVie, oversees the evaluation of the board and management, and serves in an advisory capacity to the board and the chairman of the board on matters of organization, management succession plans, major changes in the organizational structure of AbbVie, and the conduct of board activities. The process used by this committee to identify a nominee to serve as a member of the board of directors depends on the qualities being sought, as described on pages 13-14. From time to time, AbbVie engages an executive search firm to assist the committee in identifying individuals qualified to be board members.

16 | 2016 Proxy Statement

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Public Policy Committee

              The public policy committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's public policy, certain areas of legal and regulatory compliance, and governmental affairs and health care compliance matters that affect AbbVie by discharging the responsibilities set forth in its charter.

Executive Committee

              The executive committee members are Mr. Gonzalez, chair, Ms. Austin, Mr. Liddy, Mr. Roberts, and Mr. Tilton. This committee may exercise all of the authority of the board in the management of AbbVie, except for matters expressly reserved by law for board action.

Communicating with the Board of Directors

              Stockholders and other interested parties may communicate with the board of directors by writing a letter to the chairman of the board, to the lead director, or to the independent directors c/o AbbVie Inc., 1 North Waukegan Road, AP34, North Chicago, Illinois 60064, Attention: corporate secretary. The corporate secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to AbbVie's business. In addition, directors regularly receive a log of all correspondence received by the company that is addressed to a member of the board and may request any correspondence on that log.

2016 Proxy Statement | 17

              AbbVie employees are not compensated for serving on the board or board committees. AbbVie's non-employee directors are compensated for their service under the AbbVie Non-Employee Directors' Fee Plan and the AbbVie 2013 Incentive Stock Program.

              The following table sets forth the non-employee directors' 2015 compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Unit Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

R. Alpern	$126,000	$142,920	$0	$9,109	$0	$278,029
R. Austin	144,000	142,920	0	0	0	286,920
W. Burnside	132,000	142,920	0	0	25,000	299,920
E. Liddy	138,000	142,920	0	0	2,500	283,420
E. Rapp	132,000	142,920	0	0	25,000	299,920
R. Roberts	138,000	142,920	0	0	28,457	309,377
G. Tilton	138,000	142,920	0	0	25,000	305,920
F. Waddell	132,000	142,920	0	0	25,000	299,920

(1)
Under the AbbVie Non-Employee Directors' Fee Plan as in effect during 2015, non-employee directors earned $10,500 for each month of service as a director and $1,000 for each month of service as a chair of a board committee, other than the chair of the audit committee. The chair of the audit committee receives $1,500 for each month of service as a chair of that committee and the other members of the audit committee receive $500 for each month of service as a committee member.

  Fees earned under the AbbVie Non-Employee Directors' Fee Plan are, at the director's election, paid in cash, delivered in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred until retirement (as an unfunded AbbVie obligation), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences at the later of when the director reaches age 65 or upon retirement from the board of directors. Fees deposited in a trust may be credited to a stock equivalent account that earns the same return as if the fees were invested in AbbVie stock or to a guaranteed interest account. If necessary, AbbVie contributes funds to a director's trust so that as of year-end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related AbbVie common stock at year end.

(2)
The amounts in this column represent the aggregate grant date fair value of the restricted stock unit awards granted during 2015, determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. AbbVie determines the grant date fair value of the awards by multiplying the number of units granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.
18 | 2016 Proxy Statement

DIRECTOR COMPENSATION

  In addition to the fees described in footnote (1), each non-employee director elected to or serving on the board of directors at the 2015 annual stockholder meeting received under the AbbVie 2013 Incentive Stock Program vested restricted stock units with a target grant date value of $143,000. In 2015, this equated to 2,187 restricted stock units (after rounding the award down to the nearest whole unit), with a reportable value of $142,920. The non-employee directors receive cash payments equal to the dividends paid on the shares covered by the units at the same rate as other stockholders, but do not otherwise have access to the restricted stock units during their board service. Upon termination or retirement from the board, death, or a change in control of the company, a non-employee director will receive one common share for each restricted stock unit outstanding under the Incentive Stock Program.

  The following AbbVie restricted stock units were outstanding as of December 31, 2015: R. Alpern, 16,045; R. Austin, 23,708; W. Burnside, 7,486; E. Liddy, 11,472; E. Rapp, 7,486; R. Roberts, 7,486; G. Tilton, 19,692; F. Waddell, 7,486. These numbers include, where applicable, AbbVie restricted stock units issued with respect to Abbott Laboratories restricted stock units outstanding when AbbVie separated from Abbott on January 1, 2013.

(3)
No AbbVie stock options were outstanding as of December 31, 2015.

(4)
The totals in this column include reportable interest credited under the AbbVie Non-Employee Directors' Fee Plan during 2015.

(5)
Charitable contributions made by AbbVie's non-employee directors are eligible for a matching contribution (up to $25,000 annually). For 2015 contributions, the AbbVie Foundation made charitable matching contributions on behalf of the following AbbVie directors: W. Burnside, $25,000; E. Liddy, $2,500; E. Rapp, $25,000; R. Roberts, $25,000; G. Tilton, $25,000; F. Waddell, $25,000. This column also includes reimbursement for certain taxes.
2016 Proxy Statement | 19

Securities Ownership of Executive Officers and Directors

              The table below reflects the number of shares of AbbVie common stock beneficially owned as of January 31, 2016, by each director, the chief executive officer, the chief financial officer, and the three other most highly paid executive officers (NEOs), and by all directors and executive officers of AbbVie as a group. It also reflects the number of stock equivalent units and restricted stock units held by non-employee directors under the AbbVie Non-Employee Directors' Fee Plan.

Name	Shares Beneficially Owned(1)(2)(3)	Stock Options Exercisable within 60 days of January 31, 2016	Stock Equivalent Units

R. Gonzalez	471,782	654,419	0
R. Alpern	16,045	0	4,549
R. Austin	30,552	0	0
W. Burnside	7,486	0	0
B. Hart	0	0	0
E. Liddy	12,607	0	14,698
E. Rapp	9,986	0	7,853
R. Roberts	27,486	0	0
G. Tilton	27,042	0	23,067
F. Waddell	9,486	0	0
C. Alban	277,254	298,050	0
W. Chase	218,529	311,481	0
L. Schumacher	273,316	508,583	0
M. Severino	172,909	59,597	0
All directors and executive officers as a group(4)	1,856,074	2,119,418	50,167

(1)
The table includes shares held in the executive officers' accounts in the AbbVie Savings Plan as follows: all executive officers as a group, 1,884. Each executive officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
The table includes restricted stock units held by the non-employee directors. The directors' units are payable in stock as described in footnote (2) to the Director Compensation table.

(3)
The table includes shared voting and/or investment power over shares as follows: R. Gonzalez, 5,050; G. Tilton, 350; C. Alban, 40,442; W. Chase, 501; and all directors and executive officers as a group, 48,086.

(4)
The directors and executive officers as a group own less than one percent of the outstanding shares of AbbVie.
20 | 2016 Proxy Statement

SECURITIES OWNERSHIP
Securities Ownership of Principal Stockholders

              The table below reports the number of shares of AbbVie common stock beneficially owned as of December 31, 2015 by BlackRock, Inc. and The Vanguard Group (directly or through subsidiaries), respectively, the only persons known to AbbVie to own beneficially more than 5% of AbbVie's outstanding common stock. It is based on information contained in Schedules 13G filed with the Securities and Exchange Commission by BlackRock, Inc. on February 10, 2016, and by The Vanguard Group on February 10, 2016. BlackRock, Inc. reported that it had sole voting power with respect to 84,605,586 shares, shared voting power with respect to 20,990 shares, sole dispositive power with respect to 99,570,589 shares and shared dispositive power with respect to 20,990 shares. The Vanguard Group reported that it had sole voting power with respect to 3,059,030 shares, shared voting power with respect to 169,300 shares, sole dispositive power with respect to 96,367,531 shares and shared dispositive power with respect to 3,252,090 shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	99,591,579	6.1%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	99,619,621	6.09%

2016 Proxy Statement | 21

Compensation Discussion and Analysis

              This Compensation Discussion and Analysis (CD&A) describes the pay philosophy established for AbbVie's named executive officers (NEOs), the design of our compensation programs, the process used to examine performance in the context of executive pay decisions, and the performance goals and results for each NEO:

Richard A. Gonzalez	Chairman of the Board and Chief Executive Officer
William J. Chase	Executive Vice President, Chief Financial Officer
Laura J. Schumacher	Executive Vice President, External Affairs, General Counsel and Corporate Secretary
Carlos Alban	Executive Vice President, Commercial Operations
Michael E. Severino	Executive Vice President, Research & Development and Chief Scientific Officer

              Although we describe our programs in the context of the NEOs, it is important to note that our programs generally have broad eligibility and therefore in most cases apply to employee populations outside the NEO group as well.

CD&A Table of Contents

              The CD&A is organized as follows:

22 | 2016 Proxy Statement

EXECUTIVE COMPENSATION

I.    Executive Summary

Compensation Philosophy

              At AbbVie, the board of directors and management believe a well-designed compensation program should align executive interests with the drivers of stockholder returns and profitable growth, support achievement of the company's primary business goals, and attract and retain world-class executives whose talents and contributions sustain the growth in long-term stockholder value. The board believes it has implemented a compensation program that appropriately balances short- and long-term strategic objectives and directly links compensation to stockholder value with more than three-fourths of the total direct compensation paid to NEOs tied to performance.

Business Overview

              AbbVie was created in 2013 following separation from Abbott Laboratories. Our products support the treatment of conditions such as chronic autoimmune diseases in rheumatology, gastroenterology and dermatology; oncology, including a leadership position in the treatment of blood cancers; virology, including hepatitis C virus (HCV) and human immunodeficiency virus (HIV); neurological disorders, such as Parkinson's disease; metabolic diseases, including thyroid disease and complications associated with cystic fibrosis; as well as other serious health conditions.

              Our pipeline includes more than 50 compounds or indications in development across important medical specialties such as immunology, oncology, virology/liver disease, neurological diseases and women's health.

2016 Proxy Statement | 23

EXECUTIVE COMPENSATION

Business Performance Highlights

AbbVie has Delivered Robust Financial Results since Separation

              The measures set forth above were calculated as of December 31, 2015.

*	Net revenues, earnings per share and operating margin are adjusted to exclude certain specified items, which are reconciled in our Form 8-K dated January 29, 2016.

              AbbVie has delivered a three-year compound annual growth rate (CAGR) of 10.2% in revenues and 16.9% in EPS. This performance places AbbVie in the top quartile of its Health Care Peer Group. Additionally, AbbVie has been committed to a robust return of capital to stockholders with an increase of 42% in its dividend since 2013 as part of a balanced and disciplined capital allocation program. AbbVie's total stockholder return (TSR) since inception of 92.4% also places AbbVie among the top of its Health Care Peer Group, and nearly 40 percentage points above the Standard & Poor's 500 Index and more than 33 percentage points above the NYSE Arca Pharmaceuticals Index over the same time period.

24 | 2016 Proxy Statement

EXECUTIVE COMPENSATION

AbbVie also Delivered Strong Business Performance in 2015

              AbbVie has built a strong foundation for its business and 2015 was an exceptional year, as evidenced by a number of 2015 business highlights:

  •
  Net Revenues:  AbbVie reported full-year adjusted net revenues of $22.8 billion, an increase of 22.1% over 2014, excluding foreign exchange. This reflects top-tier growth, second in AbbVie's Health Care Peer Group.

  •
  Operating Margins:  In 2015, AbbVie expanded its adjusted operating margin to 42.3% of net revenues—up 610 basis points—and improved gross margin to 82.9% of net revenues—up 280 basis points—since 2014.

  •
  Earnings Per Share:   AbbVie reported full-year adjusted EPS of $4.29, up 29.2%. This reflects top-tier growth, second in AbbVie's Health Care Peer Group. AbbVie's 2016 adjusted EPS guidance range of $4.82 to $5.02 reflects growth of nearly 15% at the midpoint.

  •
  Humira Sales:  AbbVie delivered global Humira sales of $14 billion, an increase of 19% excluding the impact of exchange rate fluctuations, compared to 2014. Humira's performance was driven by market penetration across therapeutic categories and geographies, approval of new indications and market share gains.

  •
  Pharmacyclics Acquisition:  AbbVie made a significant investment in the rapidly-growing hematologic oncology space with its acquisition of Pharmacyclics, Inc. and its first in class BTK inhibitor Imbruvica, which positions AbbVie as an oncology leader in this rapidly growing market segment.

  •
  Regulatory Milestones:  AbbVie also achieved a number of regulatory milestones in markets worldwide for several key products, including U.S. Food and Drug Administration (FDA) and European Medicines Agency (EMA) approvals for new indications of Humira and Imbruvica, as well as new regulatory approvals for AbbVie's HCV program Viekira, Viekirax in Japan and Technivie in the U.S. AbbVie also announced FDA approval of Duopa for patients with advanced Parkinson's disease.

  •
  Pipeline Development:  With a record number of programs in mid- and late-stage development, AbbVie made significant pipeline advancements in 2015, such as regulatory application submissions for Venetoclax for relapsed/refractory chronic lymphocytic leukemia (CLL); Imbruvica for first-line CLL; Zinbryta for multiple sclerosis; and Humira for uveitis. AbbVie also successfully transitioned several mid-stage pipeline assets into late-stage development, including its selective JAK-1 inhibitor, ABT-494, in rheumatoid arthritis; a pan-genotypic next-generation HCV combination; elagolix for uterine fibroids; and ABT-414, an antibody drug conjugate for glioblastoma multiforme.

Note: Net revenues, operating margin and earnings per share are adjusted for specified items and exclude the impact of amortization.
2016 Proxy Statement | 25

EXECUTIVE COMPENSATION

AbbVie is in the Top Tier of its Peers on Several Financial Measures

              The chart below outlines AbbVie's performance relative to its Health Care Peer Group in 2015:

Total Stockholder Return (TSR) Performance

              Over the three years since AbbVie's separation from Abbott, we have delivered a total stockholder return of 92.4%, which places us in the top quartile of our Health Care Peers and surpasses the cumulative total returns of the Standard & Poor's 500 Index and the NYSE Arca Pharmaceuticals Index, as shown in the graph below. The graph covers the period from January 2, 2013 (the day AbbVie's common stock began "regular-way" trading on the NYSE) through December 31, 2015. The graph assumes $100 was invested in the stock or the index on January 2, 2013 and also assumes the reinvestment of dividends. The stock price performance in the following graph is not necessarily indicative of future stock price performance.

Comparison of Cumulative Total Return since AbbVie's Launch

              Despite AbbVie's industry-leading three-year TSR, our 2015 TSR of -6.5% did not reflect the company's top tier operational and financial performance and was negatively impacted by both the macro-economic environment that weighed down all stocks and by specific factors that are unique to the company, including uncertainty about the regulatory process for biosimilar competition to Humira.

26 | 2016 Proxy Statement

EXECUTIVE COMPENSATION

AbbVie is Positioned for Future Growth

              AbbVie is well-positioned to deliver strong top- and bottom-line performance through 2020 and beyond. The company has established growth platforms in some of the largest and most attractive market segments, including immunology, oncology, virology and neurology, and has built a compelling pipeline in these areas which will contribute significantly to future performance. AbbVie is committed to top-line growth and operating margin expansion. In October 2015, AbbVie outlined its long-term strategic and financial objectives through 2020, including an expectation to deliver annual double-digit adjusted EPS growth on average, company net revenues of approximately $37 billion in 2020, and an adjusted operating margin profile of greater than 50 percent in 2020.

Components of our Compensation Program

              The compensation committee of the board oversees our executive compensation program, which includes several compensation elements that have each been tailored to incentivize and reward specific aspects of company performance the board believes are central to delivering long-term stockholder value. Key components of our 2015 compensation program are listed below.

              In response to stockholder feedback, we redesigned our long-term incentive (LTI) program for 2016, emphasizing multiple, relative performance metrics and multi-year performance periods (see page 37 for a detailed description of the 2016 redesign).

              The committee is dedicated to ensuring that a substantial portion of executive compensation is "at-risk" and variable. Generally, more than three-fourths of our NEOs' total direct compensation is variable and directly affected by both the company's and the NEO's performance.

2016 Proxy Statement | 27

EXECUTIVE COMPENSATION

2015 Performance Results

              The performance targets established under our annual and long-term incentive plans are rigorous and calibrated to a range of potential outcomes, with above target payouts for strong performance and below target payouts (including no payout) for below target performance. Targets are based on expected business, market and regulatory conditions, including expectations for our pipeline. The financial goals shown in the following table were carried by all of the NEOs as part of their 2015 performance goals. The specific weightings for each NEO, other than the CEO, are established at the start of each performance year based on the NEO's role and anticipated contributions to the company's annual objectives.

Financial Goals

Goal and Expected Result(1)		Result(2)		Outcome

A.	Non-GAAP Diluted EPS of $4.15	A.	$4.29	Achieved Above Target
B.	Non-GAAP Net Revenues of $24.1BN	B.	$24.1BN(3)	Achieved
C.	Non-GAAP Income Before Taxes of $8.83BN	C.	$9.04BN	Achieved Above Target
D.	Non-GAAP Return on Assets of 20.1%	D.	23.2%	Achieved Above Target
E.	Non-GAAP Operating Margin of $9.49BN	E.	$9.68BN	Achieved Above Target
F.	Humira Sales of $14.4BN	F.	$14.8BN(3)	Achieved Above Target

(1)
Expected results reflect the acquisition of Pharmacyclics, Inc.

(2)
Results achieved reflect certain specified items, which are reconciled in our Form 8-K dated January 29, 2016.

(3)
Net revenues and Humira sales are evaluated on a constant currency basis.

              In addition to the financial goals set forth above, each of our NEOs also has individual performance goals that the committee reviews and ensures are appropriately rigorous and in line with the long-term success of the company. Each NEO achieved or exceeded his or her 2015 goals, which are listed below:

  •
  Richard A. Gonzalez:  Drive exceptional business performance; execute key strategic initiatives to drive top tier, sustainable long-term business performance; deliver strong value to our stockholders, building investor confidence and credibility; successfully advance mid- and late-stage pipeline assets; continue to drive strong employee engagement and motivation around AbbVie's mission and future prospects; and advance our transformation to a biopharmaceutical culture.

  •
  William J. Chase:  Achieve proprietary pharmaceutical pipeline enhancement objectives; and successfully transition corporate services infrastructure to a standalone model.

  •
  Laura J. Schumacher:  Successfully continue to develop and implement strategies to effectively resolve key litigation matters; achieve proprietary pharmaceutical pipeline enhancement objectives; execute biologics strategic development initiatives; and support research and development initiatives per company strategy.

  •
  Carlos Alban:  Achieve key product milestones; and successfully adapt and execute market strategies relative to external considerations.

  •
  Michael E. Severino:  Achieve key research and development milestones per company strategy; and achieve proprietary pipeline enhancement objectives.
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Stockholder Engagement

2015 Say on Pay Results

              At our 2015 Annual Meeting, the say on pay proposal received support from 95% of our stockholders. The board and compensation committee are encouraged by the continued, consistent stockholder support for our executive compensation program. Our say on pay proposal received 96% support from stockholders in 2014 and 2013.

              AbbVie is committed to regular, ongoing engagement with stockholders to ensure that we continue to understand stockholder feedback about our compensation program and incorporate that feedback into the compensation decision-making process. To that end, in 2015 AbbVie approached and engaged stockholders holding approximately 38% of the company's outstanding shares. In these discussions, the aggregate feedback was generally supportive of the compensation program, consistent with the level of stockholder support for our say on pay proposals in the last two years, and was not prescriptive about our compensation plan design. The feedback informs the compensation committee's continuous assessment of the program design and ongoing discussions with stockholders, which contribute to the evolution of the program.

              After considering stockholder feedback and suggestions, AbbVie's compensation committee, in consultation with management and the committee's independent compensation consultant, has proactively reviewed our policies and compensation program design. For annual awards beginning in 2016, our LTI program has been redesigned, as discussed in greater detail in the following section.

Executive Compensation Program Updates in 2016

              The compensation committee of the board has engaged in a continuous process of evaluation and enhancement of the AbbVie executive compensation program. In the three years since the company's launch, AbbVie has made significant enhancements to its legacy compensation programs, the most recent of which are described in the following paragraphs and on page 37.

              The committee has considered the feedback from stockholders as to the design of its compensation program and competitive benchmarking and, in 2015, undertook a comprehensive revision of the program. The new long-term incentive program will be in effect for equity grants made in 2016. The program consists of equity awards that include 40% performance shares, 40% performance-vested restricted stock awards and 20% stock options. Vesting may occur over a 3-year period based on relative return on equity (ROE) for the performance-vested restricted stock awards and earnings per share (EPS) (with a relative 3-year total stockholder return (TSR) modifier) for the performance shares. The 2016 program eliminates vesting in any 3 of 5 years and provides that awards may vest only over 3 years based on the achievement of the defined performance metrics. Additionally, dividends will not be paid unless the performance criteria

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are met, and then will be paid only on shares that vest. AbbVie believes the new design further strengthens and aligns the performance orientation of senior executive compensation. Highlights of the changes made for 2016 include:

Element of Pay	Changes Made for 2016

Long-Term Incentive Program	✓ Completed redesign of our long-term incentive program:
— Added multiple performance metrics, including relative ROE, EPS and relative TSR as criteria for vesting.
— Removed provision that allowed performance awards to vest if thresholds were met in any 3 of 5 years, creating more risk of forfeiture.
— Added multi-year performance periods.
— Changed dividend payment schedule so dividends are paid only at vesting and only on vested shares.
— Increased use of performance-vested awards from 75% to 80% which, in combination with stock options, ties 100% of our LTI program to performance metrics and stock price appreciation.
— Refined process for referencing the market median for long-term incentive award decisions.
Performance Incentive Plan	✓ Added disclosure of our maximum incentive cap of 200% of target.
✓ Reduced the CEO's target annual incentive to 150% of base salary.
✓ Established a formal payout matrix based on net revenues and operating margin to guide NEO annual incentive awards, beginning with awards for the 2015 performance year.
Peer Comparisons	✓ Simplified the peer group used for compensation benchmarking, the AbbVie Health Care Peer Group.

              The new design is discussed in more detail in Section III.

2016 Compensation Decisions

              The compensation committee's typical practice is to make decisions related to NEO pay at its February meeting, including adjustments to base salary, an annual incentive payment for the prior year's performance, and establishment of a long-term incentive award value. In making its decisions, the committee considers the performance achieved compared to previously established goals as well as changes in industry practice reflected in compensation benchmarking data. The committee made the following decisions about the compensation for Mr. Gonzalez at its February 2016 meeting: (i) his base salary is unchanged compared to 2015; (ii) his annual incentive payment for 2015 performance was $2,976,000; (iii) his 2016 target annual incentive was reset to 150% of base salary; and (iv) his 2016 long-term incentive award grant value was $11,700,000, which was the projected median grant value of the Health Care Peer Group. The resulting changes in target total direct compensation from 2015 to 2016 are shown in the following chart:

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Compensation Program Governance Summary

              In addition to strong alignment of pay with the performance of the company and our NEOs, we maintain and are committed to good governance practices, including the following:

New

✓ Long-term incentive design emphasizing multiple, relative performance metrics and multi-year performance periods (see p. 37 for a detailed description of the 2016 redesign)
— Shifted program away from a single, absolute performance metric to a multi-factor model
— Incorporates relative total stockholder return
— Eliminates extra vesting opportunity that was a part of the prior LTI design
— Dividends on outstanding equity awards are paid at vesting and only on earned shares
✓ Annual incentive payout matrix to guide decision-making based on financial performance
✓ CEO target annual incentive reset at 150% of base salary
✓ Robust stock ownership guideline of 5x annual fees for non-employee directors

Ongoing

✓ Majority of NEO compensation tied to long-term performance
✓ Short- and long-term incentive programs closely align pay with performance
✓ Robust stock ownership guidelines of 6x salary for CEO and 3x salary for NEOs
✓ NEOs must hold and not sell equity until the minimum stock ownership requirement is satisfied.
✓ Double-trigger requirements for equity acceleration and other benefits in the event of a change in control
✓ No tax gross-ups in executive compensation program
✓ No duplication of performance metrics in short-and long-term incentives
✓ No repricing of stock options without express stockholder approval
✓ No employment contracts
✓ No guaranteed short-term incentives or equity awards, and short-term incentives are capped at 200% of target
✓ Anti-hedging and anti-pledging policies
✓ Independent compensation consultant that performs no other work for the company
✓ Committee has broad discretion to claw back incentive awards in the unlikely event of a restatement of earnings
✓ Proactive stockholder engagement process

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II.    Executive Compensation Process

Commitment to Performance-Based Awards

              More than three-fourths of AbbVie's NEO pay is performance-based. Specific goals and targets are the foundation of our pay-for-performance process, and this section describes how they apply to each pay component. Though quantitative metrics such as financial and operational results are a central part of our performance assessment, some goals such as leadership and progress against strategic and long-term objectives are difficult to measure using numeric or formulaic criteria. As such, the compensation committee also conducts a qualitative assessment of individual performance to ensure the overall assessment of performance and pay decisions are aligned with the company's true performance over a period of time. A discussion of the decision-making criteria for each pay component follows.

Committee Process for Setting Total Compensation

              Each February, the committee, with the assistance of its independent compensation consultant and AbbVie's management team, determines target pay levels for NEOs. The process starts with a consideration of compensation levels and the mix of compensation for comparable executives at companies in AbbVie's Health Care Peer Group, which are listed below in the section captioned "Compensation Benchmarking." After this benchmark review, the committee establishes NEO compensation—base salary adjustments, annual incentive awards, and long-term incentive awards—relative to the peer median in each instance. Awards can be differentiated from the peer group median based on each NEO's individual performance, leadership, and contributions to long-term strategic performance.

Compensation Benchmarking

              To provide the appropriate context for executive pay decisions, the committee, in consultation with its independent compensation consultant, assesses the compensation practices and pay levels of AbbVie's Health Care Peer Group. The committee chooses to focus on the Health Care Peer Group because its constituents share important characteristics with AbbVie, particularly the global emphasis on research-based pharmaceuticals and biopharmaceutical therapies and the regulatory environment within which they operate. Members of the Health Care Peer Group are AbbVie's primary competitors for executive talent and are companies the committee believes chiefly represent our competitive market:

Health Care Peer Group

Amgen, Inc.
Bristol-Myers Squibb Company
Eli Lilly and Company
Gilead Sciences
GlaxoSmithKline plc
Johnson & Johnson
Merck & Company, Inc.
Novartis AG
Pfizer Inc.

The Health Care Peer Group is a core group of peers that has been consistently used since AbbVie's separation from Abbott in 2013. In 2015, the committee added Gilead Sciences to the Health Care Peer Group.

              Prior to 2016, the committee also periodically considered benchmarking information from AbbVie's High-Performing Peer Group, which consisted of companies operating complex businesses with significant global reach similar to AbbVie, regardless of industry. Generally, members of the High-Performing Peer Group had a five-year average return on equity (ROE) of at least 18% and were similar to AbbVie in size, performance and/or scope of global operations. In 2015 this group consisted of: 3M Company, Bristol-Myers Squibb Company, Caterpillar Inc., The Coca-Cola Company, Colgate-Palmolive Company, General Mills, Inc., Kellogg Company, Kimberly-Clark, McDonald's Corporation, and

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PepsiCo Inc. The committee periodically reviews the company's peer groups to ensure the companies continue to be appropriate peers for compensation benchmarking purposes. Considering the relevance and primary focus on health care industry practices in making its pay determinations, the committee decided in 2015 to discontinue use of the High-Performing Peer Group. Accordingly, the committee focused primarily on the Health Care Peer Group (described above) in making its 2016 NEO compensation decisions.

Role of the Compensation Consultant

              The compensation committee has engaged Compensation Advisory Partners as its independent compensation consultant. The committee's independent consultant reports directly to the chair of the committee. The consultant meets regularly, and as needed, with the committee in executive sessions, has direct access to the chair during and between meetings, and performs no other services for AbbVie or its senior executives. The committee determines what variables it will instruct its consultant to consider, which include: peer groups against which performance and pay should be examined, metrics to be used to assess AbbVie's performance, competitive incentive practices in the marketplace, and compensation levels relative to market benchmarks.

Compensation Risk Oversight

              The company has established, and the compensation committee endorses, several controls to address and mitigate compensation-related risk, such as employing a diverse set of performance metrics, maintaining robust stock ownership guidelines for its executives and non-employee directors, and retaining broad discretion to recover incentive awards in the unlikely event that incentive plan award decisions are based on earnings that are subsequently restated. The committee identified no material risks in AbbVie's compensation programs in 2015.

III.    Compensation Plan Elements

              Three primary components make up AbbVie's executive pay program: (1) base salary, (2) short-term incentives and (3) long-term incentives. The structure of each component is tailored to serve a specific function and purpose.

CEO Pay Mix	All Other NEO Average Pay Mix

Base Salary

              The compensation committee sets appropriate levels of base salary to ensure that AbbVie can attract and retain a leadership team that will continue to meet our commitments to customers and patients and sustain long-term profitable growth for our stockholders. Generally, the committee considers the median of the Health Care Peer Group as an initial benchmark, but also references additional information as needed. Specific pay rates are then established for each NEO relative to his or her market benchmark based on the NEO's performance, experience, unique skills, internal equity with others at AbbVie, and the company's operating budget.

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Short-Term Incentives

Performance Incentive Plan

              Annual cash incentives are paid to NEOs through AbbVie's Performance Incentive Plan (PIP), which rewards executives for achieving key financial and non-financial goals that are measured at the company and individual levels. Annual cash incentives are calculated as follows:

              While the compensation committee relies heavily on objective, quantitative metrics to determine PIP awards, the performance review also includes a qualitative element to ensure the review is comprehensive and inclusive of all individual, strategic, and leadership goals for which assessment is not solely dictated by numeric or formulaic applications. Moreover, while each participant has predetermined goals, the committee also considers relative achievements and/or developments in the company, the marketplace, and the global economy that could not have been foreseen when individual goals were established.

              The compensation committee may exercise negative discretion to adjust PIP awards below the cap set in accordance with Internal Revenue Code Section 162(m), and is guided by an annual incentive payout matrix that establishes a potential range of final incentive outcomes based on net revenues and operating margin performance. For 2015, net revenue performance was 100% compared to plan, while operating margin performance was 102% compared to plan. As a result of this performance, the annual incentive payout matrix established the potential range of final incentive outcomes at 100% to 150% of target, below the plan maximum of 200% of target and the Code Section 162(m) cap.

Annual Metrics and Goal Assessment

              AbbVie's PIP structure is intended to align NEOs' interests directly with AbbVie's annual operating strategies, financial goals, and leadership behaviors. In doing so, it provides a direct link between the NEOs' short-term incentives and the company's and the NEOs' annual performance results through measurable financial and operational performance and qualitative assessments of clearly defined strategic progress and leadership behaviors. The compensation committee approves pre-established goals at the beginning of each year. The qualitative assessment reflects NEOs' overall leadership, progress on strategic initiatives, advancement of the pipeline, and enhancement of AbbVie's biopharmaceutical culture.

              The financial and strategic/leadership goals and their respective weightings are summarized in the chart below. The specific goals and weightings for each NEO, other than the CEO, are established at the start of each performance year based on the NEO's role and anticipated contributions to the company's annual objectives. The CEO's goals are

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similarly established at the start of each performance year; however, to reflect the CEO's overall accountability for company financial performance and strategic outcomes, the committee considers all financial and non-financial goals holistically, without specific weightings, when evaluating CEO performance.

Annual Incentive Payout Matrix	Range

Net Revenues	0% to 200% of target
Operating Margin	0% to 200% of target

Financial Goals	% Weighting

Earnings Per Share	20%
Net Revenues, Income Before Taxes, Operating Margin, Humira Sales, and Return on Assets	20% to 60%

Total Tied to Financial Goals	40% to 80%

Strategic/Leadership Goals	% Weighting

R&D/Biosimilars	0% to 50%
Business Development	0% to 20%
Other (including strategic initiatives, etc.)	0% to 30%

Total Tied to Strategic/Leadership Goals	20% to 60%

              Assessments of performance against financial results consider the effect of specified adjustments and/or unusual or unpredictable events, and the appropriateness of these adjustments is reviewed annually by the committee. In 2015, specified adjustments consisted of other revenue, intangible asset amortization, research and development, collaboration and transaction costs, acquired in process research and development, separation costs, restructuring, legal reserves, and other items, as described in Exhibit 99.1 to AbbVie's Form 8-K filed on January 29, 2016.

              The PIP is intended to comply with the requirements of Internal Revenue Code Section 162(m) for performance-based compensation.

Long-Term Incentives—2015 Awards

Performance-Vested Restricted Stock

              Performance-vested restricted stock was 75% of the total long-term incentive (LTI) value delivered to the NEOs in 2015. AbbVie's performance-vested restricted stock awards (or restricted stock units where required outside the U.S.) are subject to the following terms, including a performance metric that prevents awards from vesting if pre-established goals are not met:

•
Term.  Each award has a five-year term.

•
Return on Equity (ROE) Performance Metric.  During the term of the award, one-third of the award vests in each year that AbbVie's prior year ROE meets or exceeds the performance goal. Unlike performance-based awards that can increase or decrease relative to a target amount, these are performance-vested awards that cannot be released to the NEO unless the ROE performance goal is achieved during the term of the award. If the thresholds are met in three of the five years, 100% of the performance-vested shares vest. If the thresholds are missed in all five years, 100% of the performance-vested shares will be forfeited.
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•
Setting the ROE Performance Target.  The compensation committee considers the company's operating plan, the company's historic performance, peer-group performance, the company's pipeline, and anticipated business and market conditions when setting the ROE target.

•
Dividends.  These awards receive dividends (or dividend-equivalent payments in the case of restricted stock units) during the vesting term.

Non-Qualified Stock Options

              Stock options were 25% of the total LTI value delivered to the NEOs in 2015. AbbVie's stock options are subject to the following terms:

•
Term.  Each option has a ten-year term.

•
Price.  The option exercise price is set at or above fair market value on the date of grant. AbbVie has never granted discounted stock options.

•
Vesting.  One third of the award may vest each year after the date of the grant.

              AbbVie's policy with respect to its annual equity award for all eligible employees, including the NEOs, is to grant the award and set the grant price at the compensation committee's regularly scheduled February meeting each year. These meeting dates generally are the third Thursday of February and are scheduled two years in advance. The grant price is the average of the highest and lowest trading prices of a common share on the date of the grant (rounded up to the next even penny). The grant price for the 2015 annual grant was $58.88. The high, low and closing prices of an AbbVie common share on the grant date (February 19, 2015) were $59.08, $58.65, and $59.00, respectively. All LTI awards are subject to a minimum vesting period of 12 months.

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Long-Term Incentives—2016 Redesign

              AbbVie redesigned its LTI program effective with the 2016 annual grant, based in part on feedback from stockholders. The new design increases the alignment of AbbVie's long-term incentive compensation with key operational and financial initiatives, including sustained EPS growth and generation of superior investment returns relative to peers. In 2016, NEOs received LTI awards with the following characteristics as compared to the 2015 LTI awards:

Evolution of Long-Term Incentive Program

  •
  Performance Shares (40% of total LTI award)—These awards have the potential to vest at 0% to 250% of target after a three-year performance period and are earned based on company performance in earnings per share (EPS) and relative total stockholder return (TSR). TSR performance is measured relative to a group made up of companies that are constituents in either the S&P Pharmaceutical, Biotech, and Life Science Index or the NYSE Arca Pharmaceutical Index. Dividends on performance shares accrue during the performance period and are paid at vesting only to the extent that shares are earned.

  •
  Performance-Vested Restricted Stock (40% of total LTI award)—These awards have the potential to vest at 0% to 150% of target, in one-third increments during a three-year performance term based on AbbVie's return on equity articulated as pre-set goals and measured relative to a group made up of companies that are constituents in either the S&P Pharmaceutical, Biotech, and Life Science Index or the NYSE Arca Pharmaceutical Index. Dividends accrue during the performance period and are paid at vesting only to the extent that shares are earned.

  •
  Non-Qualified Stock Options (20% of total LTI award)—The structure of the 2016 stock option grants is the same as described above for 2015.

Benefits

              Benefits are an important part of retention and capital preservation for all employees, helping to protect against the impact of unexpected catastrophic loss of health and/or earnings potential, as well as providing a means to save and accumulate for retirement or other post-employment needs.

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              Each of the benefits described below supports the company's objective of providing a market competitive total rewards program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that all benefits and pay components must, in aggregate, be competitive, as previously discussed.

Retirement Benefits

              All eligible U.S. employees, including NEOs, participate in the AbbVie Pension Plan, the company's principal qualified defined benefit plan. NEOs and certain other employees also participate in the AbbVie Supplemental Pension Plan. These plans are described in greater detail in the section of this proxy statement captioned "Pension Benefits."

              The Supplemental Pension Plan is a non-qualified defined benefit plan that cannot be secured in a manner similar to a qualified plan, for which assets are held in trust, so NEOs receive an annual cash payment equal to the increase in the present value of their Supplemental Pension Plan benefit. NEOs have the option of depositing the annual payment into an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the NEO's actual annual trust earnings and the rate used to calculate trust funding (currently 8 percent). Amounts deposited in the individual trusts are not tax-deferred and the NEOs personally pay the taxes on those amounts without gross-ups.

              The manner in which the grantor trust assets are to be distributed to an NEO upon retirement from the company generally follows the distribution method elected by the NEO under the AbbVie Pension Plan. If an NEO (or the NEO's spouse, depending on the pension distribution method elected by the NEO under the AbbVie Pension Plan) lives beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit, and therefore exhausts the trust balance, the Supplemental Pension Plan benefit will be paid to the NEO (or his or her spouse) by AbbVie.

Savings Plans

              All U.S. employees, including NEOs, are eligible to defer a portion of their annual base salary under the AbbVie Savings Plan, the company's principal qualified defined contribution plan, up to the IRS contribution limits. NEOs also are eligible to defer up to 18 percent of their base salary, less contributions to the AbbVie Savings Plan, to the AbbVie Supplemental Savings Plan, which is a non-qualified defined contribution plan. NEOs may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. Amounts deposited in the individual trusts are not tax-deferred and the NEOs personally pay the taxes on those amounts without gross-ups.

              NEOs elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the company. These arrangements are described in greater detail in this proxy statement beginning with the section captioned "Summary Compensation Table."

Financial Planning

              NEOs are eligible for a $10,000 annualized benefit associated with estate planning advice, tax preparation and general financial planning fees. If an NEO chooses to utilize this benefit, fees for such services are paid by the company and are treated as imputed income to the NEO, who then is responsible for payment of all taxes due on the fees paid by the company without gross-ups.

Company-Provided Transportation

              NEOs are eligible for transportation perquisites that are designed to improve the effectiveness and efficiency of their work, including the use of a company-leased vehicle and access to company-provided air travel, as appropriate. In some circumstances, these benefits may be used for personal travel, which would then be considered part of the NEO's

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total compensation and treated as taxable income to them under applicable tax laws. The NEOs pay the taxes on such income without gross-ups.

Disability Benefits

              In addition to AbbVie's standard disability benefits, NEOs are eligible for a monthly long-term disability benefit, which is described on page 52 of this proxy statement.

Employment Agreements

              AbbVie does not have employment agreements with any of its NEOs.

Excise Tax Gross-ups

              AbbVie does not provide excise tax gross-ups on NEO compensation.

Change in Control Agreements

              AbbVie has entered into change in control agreements with its NEOs to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the company, and to protect the earned benefits of the NEOs against potential adverse changes resulting from a change in control.

              The change in control agreements contain a double-trigger feature, meaning that if the NEO's employment is terminated other than for cause or permanent disability, or if the NEO elects to terminate employment for good reason, within two years following a change in control, he or she is entitled to receive certain pay and benefits as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

IV.    Other Matters

Stock Ownership Guidelines

              AbbVie's stock ownership guidelines are designed to further promote sustained stockholder return and to ensure the company's senior executives remain focused on both short- and long-term objectives. Each senior executive has five years from the date of election or appointment to his or her position to achieve the ownership level associated with his or her position. NEOs are not allowed to sell stock, except for tax withholding at vesting or exercise, if they do not satisfy the minimum stock ownership requirement. The minimum stock ownership guidelines for the CEO and other NEOs are as follows:

Executive	Stock Ownership Requirement	Requirement Met?

Richard A. Gonzalez	6x Base Salary	Yes
William J. Chase	3x Base Salary	Yes
Laura J. Schumacher	3x Base Salary	Yes
Carlos Alban	3x Base Salary	Yes
Michael E. Severino	3x Base Salary	Yes

              In addition, AbbVie's non-employee directors are required to own AbbVie stock valued at five times (5x) the annual fee for service as a director under the AbbVie Non-Employee Directors' Fee Plan within five years of joining the Board or as soon as practicable thereafter.

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Clawback Policy

              While the committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the committee, in evaluating such circumstances, has broad discretion to take all actions necessary to protect the interests of stockholders up to and including actions to recover such incentive awards.

Anti-Hedging and Anti-Pledging Policies

              AbbVie has a formal policy that prohibits directors and officers subject to Section 16 of the Exchange Act, including all of the NEOs, from entering into or engaging in the purchase or sale of financial instruments that are designed to hedge or offset any decrease in the market value of AbbVie equity securities they hold. AbbVie also has a formal policy that prohibits directors and officers subject to Section 16 of the Exchange Act, including all of the NEOs, from pledging AbbVie common stock as collateral for a loan.

              In addition, the AbbVie Incentive Stock Program provides that no long-term incentive award may be assigned, alienated, sold or transferred other than by will or by the laws of descent and distribution or as permitted by the compensation committee for estate planning purposes, and no award and no right under any award may be pledged, alienated, attached or otherwise encumbered. All members of senior management, including the company's NEOs and certain other employees, are required to clear any transaction involving company stock with the General Counsel prior to entering into such transaction.

Compensation Committee Report

              The compensation committee of the board of directors is primarily responsible for reviewing, approving and overseeing AbbVie's compensation plans and practices, and works with management and the committee's independent compensation consultant to establish AbbVie's executive compensation philosophy and programs. The committee reviewed and discussed the Compensation Discussion and Analysis with management and recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

              E. Liddy, Chairman, R. Austin, G. Tilton, and F. Waddell

Compensation Risk Assessment

              During 2015, in collaboration with the compensation committee's independent compensation consultant, AbbVie conducted an in-depth risk assessment of its compensation policies and practices, including those related to executive compensation programs for NEOs. The risk assessment included a quantitative and qualitative analysis of AbbVie's executive compensation programs and broader employee incentive compensation plans. AbbVie also considered how these programs compare, from a design perspective, to programs maintained by other companies. Based on this assessment, it was determined that AbbVie's executive compensation programs are balanced and appropriately incent employees, and any risks arising from the compensation policies and practices are not reasonably likely to have a material adverse effect on AbbVie. The following factors were among those considered in making this determination:

  •
  AbbVie's compensation structure contributes to a corporate culture that encourages our NEOs to regard AbbVie as a long-term employer. For example, equity awards vest over multi-year periods, which encourages NEOs to consider the long-term impact of their decisions and align their interests with those of AbbVie's stockholders.
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  •
  AbbVie's annual incentive program is based on multiple performance measures, balancing earnings achievement with other factors. Since earnings are a key component of stock price performance, this aspect of AbbVie's compensation plan also promotes alignment with stockholder interests.

  •
  AbbVie does not include certain pay design features that may have the potential to encourage excessive risk-taking, such as: over-weighting toward annual incentives, highly leveraged payout curves, unreasonable thresholds or dramatic changes in payout opportunity at certain performance levels that may encourage inappropriate short-term business decisions to meet payout thresholds. In addition, a limit of 200% of target applies to any awards made under the NEO short-term incentive plan.

  •
  AbbVie's long-term incentive program focuses NEOs on longer-term operating performance and stockholder returns. In 2015, AbbVie's NEOs received roughly two-thirds of their total direct compensation in the form of long-term incentives (25% of which are stock options that vest over a multi-year period, and 75% of which are performance-vested awards that vest over a period of up to five years with not more than one-third of the award vesting in any one year). AbbVie's new design for long-term incentives, beginning in 2016, enhances these objectives by creating longer performance timeframes and by incorporating multiple, relative performance measures, including relative total stockholder return.

  •
  AbbVie makes equity awards and sets grant prices at the same time each year, at the compensation committee's regularly scheduled meeting in February. In addition, AbbVie does not award discounted stock options or immediately vesting equity awards.

  •
  AbbVie has robust stock ownership guidelines for its senior executives, which promotes alignment with stockholder interests, and other good governance equity practices such as anti-hedging and anti-pledging policies.

  •
  AbbVie's compensation committee has the ability to exercise downward discretion in determining annual incentive plan payouts. In 2015, the compensation committee exercised its discretion to deliver annual incentive plan awards below the maximum amounts allowable according to the plan formula.

  •
  AbbVie's compensation committee has broad discretion to claw back incentive compensation that was awarded based on financials that were later restated.

  •
  AbbVie requires mandatory training on its code of conduct and policies and procedures to educate its employees on appropriate behaviors and the consequences of taking inappropriate actions.

              The risk assessment results were presented to the compensation committee by its independent compensation consultant.

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2016 Compensation Decisions

              The compensation committee's typical practice is to make decisions related to NEO pay at its February meeting, including adjustments to base salary, an annual incentive payment for the prior year's performance, and establishment of a long-term incentive award value. In making its decisions, the committee considers the performance achieved compared to previously established goals as well as changes in industry practice reflected in compensation benchmarking data. The committee made the following decisions about the compensation for Mr. Gonzalez at its February 2016 meeting: (i) his base salary is unchanged compared to 2015; (ii) his annual incentive payment for 2015 performance was $2,976,000; (iii) his 2016 target annual incentive was reset to 150% of base salary; and (iv) his 2016 long-term incentive award grant value was $11,700,000, which was the projected median grant value of the Health Care Peer Group. Additional information about the 2016 changes is provided beginning on page 29 of this proxy statement.

Summary Compensation Table

              This section contains compensation information for AbbVie's NEOs for the fiscal year ended December 31, 2015. The following table summarizes compensation awarded to, earned by and/or paid to AbbVie's NEOs in connection with their service to AbbVie during 2015, 2014 and 2013. Dr. Severino joined AbbVie in 2014. The section of this proxy statement captioned "Compensation Plan Elements" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(6)(7)	All Other Compensation ($)(8)	Total ($)

Richard A. Gonzalez	2015	$1,588,461	$0		$9,747,455	$3,259,808	$2,976,000	$2,447,316	$791,063	$20,810,103
Chairman of the Board and	2014	1,595,961	0		8,379,403	2,762,525	3,500,000	5,044,809	723,573	22,006,271
Chief Executive Officer	2013	1,500,000	0		9,246,994	3,616,574	3,300,000	41,612	471,614	18,176,794
William J. Chase	2015	950,385	0		3,298,795	1,103,269	1,358,300	739,381	163,664	7,613,794
Executive Vice President,	2014	923,711	0		2,764,853	911,634	1,490,000	1,710,772	121,925	7,922,895
Chief Financial Officer	2013	790,000	0		2,034,396	795,752	1,100,000	315,787	76,788	5,112,723
Laura J. Schumacher	2015	951,538	0		3,073,930	1,028,071	1,358,300	504,413	390,089	7,306,341
Executive Vice President,	2014	957,577	0		2,807,018	925,396	1,490,000	2,465,919	402,095	9,048,005
External Affairs, General Counsel	2013	900,000	0		2,555,732	1,035,626	1,290,000	944,548	270,392	6,996,298
and Corporate Secretary
Carlos Alban	2015	888,461	0		3,036,257	1,015,522	1,200,000	696,390	213,009	7,049,639
Executive Vice President,	2014	844,461	0		2,430,109	801,145	1,300,000	2,297,655	1,589,491	9,262,861
Commercial Operations	2013	710,000	0		2,034,396	795,752	1,030,000	416,924	148,097	5,135,169
Michael E. Severino	2015	918,077	0		3,111,604	1,040,621	1,238,700	228,599	66,204	6,603,805
Executive Vice President,	2014	503,750	1,000,000	(9)	7,710,065	734,916	1,200,000	188,911	205,104	11,542,746
Research & Development and
Chief Scientific Officer

(1)
The year-over-year difference in base salary from 2014 to 2015 is a function of the number of pay periods in each year. There were 27 pay periods in 2014 and 26 pay periods in 2015.

(2)
In accordance with Securities and Exchange Commission (SEC) rules, the amounts in this column represent the aggregate grant date fair value of the awards determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. AbbVie determines the grant date fair value of stock awards by multiplying the number of shares granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

(3)
In accordance with SEC rules, the amounts in this column represent the aggregate grant date fair value of the awards determined in accordance with FASB ASC Topic 718.

(4)
These amounts were determined as of the option grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with the SEC rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. The weighted-average assumptions used to
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  estimate the grant date fair value of options granted in 2015, along with the weighted-average grant date fair value, are shown below:

Assumption	All NEOs

Risk-free interest rate	1.76%
Average life of options (years)	6.0
Volatility	24.86%
Dividend yield	3.27%
Fair value per stock option	$9.96

(5)
The compensation reported in this column for 2015 was earned as a performance-based incentive bonus pursuant to the AbbVie Performance Incentive Plan. Additional information regarding the plan can be found in the section of this proxy statement captioned "Compensation Plan Elements."

(6)
Except as provided below, the plan amounts shown below are reported in this column.

The amounts shown beside each NEO's name are for 2015, 2014, and 2013, respectively, as applicable. The amounts shown for Dr. Severino are for 2015 and 2014. Negative amounts under the AbbVie Pension Plan and the AbbVie Supplemental Pension Plan are excluded from this column in accordance with SEC rules.

AbbVie Pension Plan

R. Gonzalez: $45,413 / $142,324 / $3,002; W. Chase: $(20,261) / $148,641 / $(43,043); L. Schumacher: $(11,019) / $166,274 / $33,119; C. Alban: $(10,940) / $189,552 / $(42,843); and M. Severino: $15,872 / $18,610.

AbbVie Supplemental Pension Plan

R. Gonzalez: $2,230,380 / $4,794,683 / $(717,929); W. Chase: $676,623 / $1,500,464 / $336,946; L. Schumacher: $218,282 / $2,072,222 / $783,337; C. Alban: $541,349 / $1,992,235 / $401,517; and M. Severino: $196,191 / $170,007.

The changes in pension value result primarily from the following factors: (i) the effect of changes in the actuarial assumptions AbbVie uses to calculate plan liability for financial reporting purposes; (ii) additional pension benefit accrual under the Pension Plan and the Supplemental Pension Plan; and (iii) the impact of the time value of money on the pension value.

Non-Qualified Defined Contribution Plan Earnings

The totals in this column include reportable interest credited under the AbbVie Performance Incentive Plan and the AbbVie Supplemental Savings Plan.

R. Gonzalez: $171,523 / $107,802 / $41,612; W. Chase: $83,019 / $61,667 / $21,884; L. Schumacher: $297,150 / $227,423 / $128,092; C. Alban: $165,981 / $115,868 / $58,250; and M. Severino: $16,536 / $294.

(7)
The amounts shown in this column include the change in pension value during the applicable year, which is attributable to changes in actuarial assumptions (primarily discount rate and mortality tables) and other factors based on plan design (primarily pay, service and age).

The present value of a pension benefit is determined, in part, by the discount rate used for accounting purposes. The discount rate is determined by reference to the prevailing market rate of interest. In 2015, interest rates increased and the discount rate used for the Pension Plan and the Supplemental Pension Plan was increased to reflect that change. An increase in the discount rate decreases the present value of participants' pension benefits while actual payments to be made to participants are not changed. The discount rate used for 2015 was 4.93% for the Pension Plan and 4.83% for the Supplemental Pension Plan, while the discount rates used for both the Pension Plan and the Supplemental Pension Plan in 2014 and 2013 were 4.45% and 5.36%, respectively. The mortality assumptions that apply for actuarial purposes also affect pension values. During 2014, the Society of Actuaries released new mortality tables reflecting longer life expectancies, which are now in use for Pension Plan and Supplemental Pension Plan accounting. This increase in assumed life expectancy resulted in an increase in the present value of participants' pension benefits in 2014. During 2015, the Society of Actuaries released an improved scale that adjusted the previously released 2014 scale, which AbbVie determined was appropriate to use in determining the funded status as of December 31, 2015.

In addition to the effect of the changes in actuarial assumptions, other factors built into the plans contributed to the change in pension value. The change in pension value numbers reflect the application of the benefit formulas
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EXECUTIVE COMPENSATION

  under the Pension Plan and the Supplemental Pension Plan, which are described in the section of this proxy statement captioned "Pension Benefits." As participants' pay changes, the formulas yield revised pension values. Furthermore, as a participant ages and service credit accumulates year over year (before the participant is eligible for unreduced pension benefits), the present value of his or her pension benefits increases, even without changes in pay or actuarial assumptions.

(8)
The amounts shown below are reported in this column. The amounts shown beside each NEO's name are for 2015, 2014, and 2013, respectively, as applicable.

Earnings for Non-Qualified Defined Benefit and Non-Qualified Defined Contribution Plans

R. Gonzalez: $120,030 / $94,209 / $73,532; W. Chase: $75,830 / $50,968 / $22,474; L. Schumacher: $280,224 / $302,097 / $188,374; C. Alban: $142,584 / $137,370 / $79,626; and M. Severino: $437 / $0.

Each of the NEOs' awards under the AbbVie Performance Incentive Plan is paid in cash to the NEO on a current basis and may be deposited into a grantor trust established by the NEO, net of maximum tax withholdings. Each of the NEOs has also established grantor trusts in connection with the AbbVie Supplemental Pension Plan and the AbbVie Supplemental Savings Plan. These amounts include the earnings (net of the reportable interest included in footnote (6)).

Employer Contributions to Defined Contribution Plans

R. Gonzalez: $79,423 / $79,798 / $75,000; W. Chase: $47,519 / $46,186 / $39,500; L. Schumacher: $47,577 / $47,879 / $45,000; C. Alban: $44,423 / $42,223 / $35,500; and M. Severino: $45,904 / $25,188.

These amounts include AbbVie contributions to the AbbVie Savings Plan and the AbbVie Supplemental Savings Plan. The Supplemental Savings Plan permits the NEOs to contribute amounts in excess of the annual limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18 percent of their base salary over (ii) the amount contributed to AbbVie's tax-qualified 401(k) plan. AbbVie matches participant contributions at the rate of 250 percent of the first 2 percent of compensation contributed to the plan. The NEOs have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the NEO, net of maximum tax withholdings.

Other 2015 Compensation

The totals shown in the table include the cost of providing a corporate automobile less the amount reimbursed by the NEO: R. Gonzalez: $17,303; W. Chase: $24,001; L. Schumacher: $23,620; C. Alban: $16,003; and M. Severino: $18,265. AbbVie imputes income to the NEO for these costs and the NEO pays taxes on that income in accordance with tax regulations without gross-ups.

The totals shown in the table include the following costs associated with financial planning services: R. Gonzalez: $10,000; W. Chase: $10,000; L. Schumacher: $10,000; C. Alban: $9,999; and M. Severino: $0. AbbVie imputes income to the NEO for these costs and the NEO pays taxes on that income in accordance with tax regulations without gross-ups.

The totals shown in the table include the following costs for non-business-related air travel: R. Gonzalez: $491,188; W. Chase: $6,314; and L. Schumacher: $28,668. AbbVie determines the incremental cost for flights based on the direct cost to AbbVie, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs. AbbVie imputes income to the NEO for these costs and the NEO pays taxes on that income in accordance with tax regulations without gross-ups.

For Mr. Gonzalez, the total includes $73,119 for costs associated with security, determined based on AbbVie's actual costs for such services. The security was provided on the recommendation of an independent security study. AbbVie imputes income to Mr. Gonzalez for a portion of these costs and he pays taxes on that income in accordance with tax regulations without gross-ups.

For Dr. Severino, the total includes $1,598 for relocation costs.

The NEOs also are eligible to participate in an executive disability benefit which is described on page 52 of this proxy statement.

(9)
As part of Dr. Severino's hiring package, this amount was paid to replace a prior employer incentive award.
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2015 Grants of Plan-Based Awards

              The following table summarizes the equity awards granted under the AbbVie 2013 Incentive Stock Program to the NEOs during 2015.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
				Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)(2)(3)	All Other Option Awards: Numbers of Securities Underlying Options (#)
							Exercise or Base Price of Option Awards ($/Sh.)
								Closing Market Price on Grant Date	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target ($)	Maximum ($)

R. Gonzalez	02/19/15			165,590					$9,747,455	(4)
	02/19/15				327,290	(5)	$58.88	$59.00	3,259,808	(6)
W. Chase	02/19/15			56,040					3,298,795	(4)
	02/19/15				110,770	(5)	58.88	59.00	1,103,269	(6)
L. Schumacher	02/19/15			52,220					3,073,930	(4)
	02/19/15				103,220	(5)	58.88	59.00	1,028,071	(6)
C. Alban	02/19/15			51,580					3,036,257	(4)
	02/19/15				101,960	(5)	58.88	59.00	1,015,522	(6)
M. Severino	02/19/15			52,860					3,111,604	(4)
	02/19/15				104,480	(5)	58.88	59.00	1,040,621	(6)

(1)
During 2015, each of the NEOs participated in the AbbVie Performance Incentive Plan. The annual cash incentive award earned by the NEO in 2015 under the plan is shown in the Summary Compensation Table in the column captioned "Non-Equity Incentive Plan Compensation." No future pay-outs will be made with respect to the 2015 awards under the plan. The plan is described in greater detail in the section of this proxy statement captioned "Compensation Discussion and Analysis—Compensation Plan Elements—Short-Term Incentives."

(2)
These are performance-vested restricted stock awards that have a five-year term and vest upon AbbVie achieving a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2015, AbbVie reached its minimum return on equity target and one-third of each of the awards granted on February 19, 2015 vested on February 29, 2016. The return on equity targets are described in the section of this proxy statement captioned "Compensation Discussion and Analysis—Compensation Plan Elements—Long-Term Incentives."

(3)
Shares of outstanding restricted stock receive dividends at the same rate as all other stockholders. In the event of a grantee's death or disability, these awards are deemed fully earned. Upon a change in control, the treatment of these awards is determined as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control—Equity Awards."

(4)
The grant date fair value of stock awards is determined by multiplying the number of shares granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

(5)
One-third of the shares of common stock covered by these options are exercisable after one year, two-thirds after two years, and all after three years. The options vest in the event of the grantee's death or disability. Upon a change in control, the treatment of these awards is determined as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control—Equity Awards." Under the AbbVie 2013 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded up to the next even penny) of one share of AbbVie common stock on the date of grant. These options do not contain a replacement option feature.

(6)
The grant date fair value of option awards is determined as of the option grant date using a Black-Scholes stock option valuation model. The assumptions used to determine the grant date fair value are described in footnote (4) to the Summary Compensation Table.
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2015 Outstanding Equity Awards at Fiscal Year End

              The following table summarizes the outstanding AbbVie equity awards held by the NEOs at year end.

	Option Awards(1)(2)					Stock Awards(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)

R. Gonzalez	18,366			24.2082	02/17/2021				85,907	(3)	$5,117,480
	53,650			29.2265	02/16/2022				108,640	(3)	6,471,685
	110,476	175,477	(3)	35.8800	02/13/2023				165,590	(3)	9,864,196
	93,677	187,353	(3)	51.4200	02/19/2024
		327,290	(3)	58.8800	02/18/2025
W. Chase	6,600			27.2940	02/15/2017	44,401	(3)	$2,644,968
	25,500			28.8628	02/14/2018				18,900	(3)	1,125,873
	12,800			28.1251	02/19/2019				35,846	(3)	2,135,346
	13,400			28.3122	02/18/2020				56,040	(3)	3,338,303
	19,000			24.2082	02/17/2021
	19,600			29.2265	02/16/2022
	77,220	38,610	(3)	35.8800	02/13/2023
	30,914	61,826	(3)	51.4200	02/19/2024
		110,770	(3)	58.8800	02/18/2025
L. Schumacher	66,300			28.8628	02/14/2018	59,202	(3)	3,526,663
	38,940			28.1251	02/19/2019				23,743	(3)	1,414,371
	42,533			28.3122	02/18/2020				36,393	(3)	2,167,931
	38,333			24.2082	02/17/2021				52,220	(3)	3,110,745
	79,800			29.2265	02/16/2022
	97,007	48,503	(3)	35.8800	02/13/2023
	31,380	62,760	(3)	51.4200	02/19/2024
		103,220	(3)	58.8800	02/18/2025
C. Alban	45,800			24.2082	02/17/2021	35,521	(3)	2,115,986
	48,100			29.2265	02/16/2022				18,900	(3)	1,125,873
	77,220	38,610	(3)	35.8800	02/13/2023				31,506	(3)	1,876,812
	27,167	54,333	(3)	51.4200	02/19/2024				51,580	(3)	3,072,621
		101,960	(3)	58.8800	02/18/2025
M. Severino	24,770	49,539	(3)	54.4400	06/01/2024				94,416	(3)	5,624,361
		104,480	(3)	58.8800	02/18/2025				52,860	(3)	3,148,870

(1)
Four of AbbVie's NEOs were employed by Abbott Laboratories (Abbott) prior to AbbVie's separation from Abbott on January 1, 2013 (the "Separation"). When AbbVie separated from Abbott, outstanding Abbott equity awards generally converted into adjusted awards based on Abbott common shares and AbbVie common stock (except to the extent prohibited by local law or with respect to certain awards described below). Such awards are subject to substantially the same terms, vesting conditions and other restrictions that applied to the original Abbott awards immediately before the Separation. Abbott restricted stock awards granted on December 1, 2012 converted in full into AbbVie restricted stock awards as of the Separation, as described in note (e) to footnote (3) below.

Each Abbott stock option was converted into an adjusted Abbott stock option and an AbbVie stock option, with adjustments to the stock option exercise prices that were intended to preserve the value of the original Abbott
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  award as measured immediately before and immediately after the Separation. Each such adjusted Abbott stock option and AbbVie stock option is subject to substantially the same terms, vesting conditions, post-termination exercise rules and other restrictions that applied to the original Abbott stock option immediately before the Separation.

As a result of the Separation, the NEOs held the following Abbott equity awards as of December 31, 2015:

•
W. Chase: Vested options to purchase 6,533 Abbott common shares with an exercise price of $27.03 per share.

•
L. Schumacher: Vested options to purchase 265,906 Abbott common shares with exercise prices ranging from $22.39 to $27.03 per share.

•
C. Alban: Vested options to purchase 16,033 Abbott common shares with an exercise price of $27.03 per share.

(2)
Except as noted, the stock options are fully vested.

(3)
The vesting dates of AbbVie unexercisable stock options and unvested restricted stock awards outstanding at December 31, 2015 are as follows:

	Option Awards				Stock Awards

Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting— Date Vested 2016	Number of Option Shares Vesting— Date Vested 2017	Number of Option Shares Vesting— Date Vested 2018	Number of Shares of Restricted Stock	Number of Shares of Restricted Stock Vesting— Date Vested 2016		Number of Shares of Restricted Stock Vesting— Date Vested 2017	Number of Shares of Restricted Stock Vesting— Date Vested 2018

R. Gonzalez	175,477	175,477—2/14			85,907		(a)
	187,353	93,676—2/20	93,677—2/20		108,640		(b)
	327,290	109,097—2/19	109,096—2/19	109,097—2/19	165,590		(c)
W. Chase	38,610	38,610—2/14			18,900		(a)
	61,826	30,913—2/20	30,913—2/20		35,846		(b)
	110,770	36,924—2/19	36,923—2/19	36,923—2/19	56,040		(c)
					44,401		(e)
L. Schumacher	48,503	48,503—2/14			23,743		(a)
	62,760	31,380—2/20	31,380—2/20		36,393		(b)
	103,220	34,407—2/19	34,406—2/19	34,407—2/19	52,220		(c)
					59,202		(e)
C. Alban	38,610	38,610—2/14			18,900		(a)
	54,333	27,166—2/20	27,167—2/20		31,506		(b)
	101,960	33,987—2/19	33,986—2/19	33,987—2/19	51,580		(c)
					35,521		(e)
M. Severino	49,539	24,769—6/02	24,770—6/02		94,416		(d)
	104,480	34,827—2/19	34,826—2/19	34,827—2/19	52,860		(c)

  (a)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2015, from an award made on February 14, 2013. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2015, AbbVie reached its minimum return on equity target and these shares vested on February 29, 2016.

  (b)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2015, from an award made on February 20, 2014. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2015, AbbVie reached its minimum return on equity target and one-half of the unvested shares vested on February 29, 2016.

  (c)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2015, from an award made on February 19, 2015. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on
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    equity target, measured at the end of the relevant year. In 2015, AbbVie reached its minimum return on equity target and one-third of the unvested shares vested on February 29, 2016.

  (d)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2015, from an award made on June 2, 2014. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2015, AbbVie reached its minimum return on equity target and one-third of the unvested shares vested on February 29, 2016.

  (e)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2015, from an award made on December 1, 2012. These shares vested in February 2016 when the committee determined that AbbVie reached its minimum return on equity target for the period 2013 through 2015.

2015 Option Exercises and Stock Vested

              The following table summarizes for each NEO the number of shares acquired on the exercise of AbbVie stock options and the number of shares acquired on the vesting of AbbVie stock awards in 2015:

	Option Awards		Stock Awards

Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)

R. Gonzalez	240,477	$7,359,976	160,026	$9,683,687
W. Chase	0	0	40,457	2,448,099
L. Schumacher	0	0	56,673	3,429,486
C. Alban	0	0	43,554	2,635,573
M. Severino	0	0	47,209	3,159,698

Pension Benefits

              During 2015, the NEOs participated in two AbbVie-sponsored defined benefit pension plans: the AbbVie Pension Plan, a tax-qualified pension plan; and the AbbVie Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature AbbVie uses to attract senior executives who are mid-career hires, which provides an additional benefit to such participants that is less valuable to participants who have spent most of their career at the company. Except as provided in AbbVie's change in control agreements, AbbVie does not have a policy granting extra years of credited service under the plans. The change in control agreements are described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

              The compensation considered in determining the pensions payable to the NEOs is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table.

Pension Plan

              The Pension Plan is a broad-based plan that covers most AbbVie employees in the United States, age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

  A.
  1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.
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  B.
  1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less 0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

  C.
  1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

              The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

              Final average earnings are the average of the employee's 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Pension Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

              Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Employees hired after 2003 who terminate employment prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Employees hired before 2004 who terminate employment prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Employees hired before 2004 who terminate employment prior to age 50 with fewer than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

              The Pension Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

              Employees who retire from AbbVie prior to their normal retirement age may receive subsidized early retirement benefits. Employees hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Employees hired before 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. Mr. Gonzalez, Ms. Schumacher and Mr. Alban are eligible for early retirement benefits under the plan.

              The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

              The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

  •
  In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

  •
  Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of
2016 Proxy Statement | 49

EXECUTIVE COMPENSATION

    the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

Supplemental Pension Plan

              The provisions of the Supplemental Pension Plan (which covers AbbVie employees in the United States whose compensation exceeds certain limits under the Internal Revenue Code) are substantially the same as those of the Pension Plan, with the following exceptions:

  •
  Participants' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under AbbVie's non-equity incentive plans.

  •
  The Pension Plan does not include amounts deferred or payments received under the AbbVie Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings.

  •
  In addition to the benefits outlined above for the Pension Plan, the NEOs are eligible for an additional Supplemental Pension Plan benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Pension Plan under that plan's benefit formulas (A, B and C above). The portion of this additional benefit attributable to service before 2004 is reduced 3 percent per year for each year that payments are made before age 60. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before age 60 if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

  •
  The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Pension Plan. The benefits provided to NEOs under the Supplemental Pension Plan are not, however, reduced for the period between age 60 and age 62, unless the benefit is being actuarially reduced from age 65. Mr. Gonzalez, Ms. Schumacher and Mr. Alban are eligible for early retirement benefits under the plan.

  •
  Vested benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the NEO. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those NEOs who became officers prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Any NEO who became an officer after 2008 and before 2015 may have only the vested benefits that accrue following the calendar year in which he or she is first elected as an officer funded through a grantor trust. Vested benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income.

              Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Pension Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an NEO's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in AbbVie paying the NEO's Supplemental Pension Plan benefits to the extent assets held in his or her trust are insufficient.

50 | 2016 Proxy Statement

EXECUTIVE COMPENSATION

Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

R. Gonzalez	AbbVie Pension Plan	35	$501,654	$0
	AbbVie Supplemental Pension Plan	35	12,666,122	2,782,444	(2)
W. Chase	AbbVie Pension Plan	27	452,580	0
	AbbVie Supplemental Pension Plan	27	3,471,108	399,791	(2)
L. Schumacher	AbbVie Pension Plan	25	628,004	0
	AbbVie Supplemental Pension Plan	25	7,590,962	587,336	(2)
C. Alban	AbbVie Pension Plan	29	728,028	0
	AbbVie Supplemental Pension Plan	29	6,018,755	871,300	(2)
M. Severino	AbbVie Pension Plan	2	34,482	0
	AbbVie Supplemental Pension Plan	2	366,198	0

(1)
AbbVie calculates these present values using: (i) a discount rate of 4.93% for the Pension Plan and a discount rate of 4.83% for the Supplemental Pension Plan, the same discount rates it uses for Financial Accounting Standards Board (FASB) ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan's unreduced retirement age, which is age 62 under the AbbVie Pension Plan and age 60 under the AbbVie Supplemental Pension Plan for those participants who are eligible for early retirement benefits and which is age 65 under both plans for other participants. The present values shown in the table reflect postretirement mortality, based on the FASB ASC Topic 715 assumption (the RP2014 Healthy Annuitant table with MP2015 mortality improvement scale), but do not include a factor for preretirement termination, mortality, or disability.

(2)
During 2015, the amounts shown, less applicable tax withholdings, were distributed and deposited into the individual grantor trusts established by the NEOs and included in the NEOs' income. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, are distributed to the participants' individual grantor trusts and included in their income. Amounts held in an NEO's individual trust are expected to offset AbbVie's obligations to him or her under the plan. Grantor trusts are described in greater detail in the section of this proxy statement captioned "Compensation Plan Elements—Benefits—Retirement Benefits."
2016 Proxy Statement | 51

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation

              The following table summarizes Mr. Chase's and Ms. Schumacher's non-qualified deferred compensation under the AbbVie Deferred Compensation Plan. No additional contributions have been made to their accounts under the plan since such time as Mr. Chase and Ms. Schumacher, respectively, became officers and ceased to be eligible to contribute to the plan. None of the other NEOs has any non-qualified deferred compensation under the plan.

Name	Plan Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)(4)

W. Chase	Deferred Compensation Plan(1)(2)	$0	$0	$758	$0	$71,939
L. Schumacher	Deferred Compensation Plan(1)(2)	0	0	233	0	383,843

(1)
Mr. Chase's and Ms. Schumacher's contributions to the Deferred Compensation Plan ceased in 2007 and 2002, respectively.

(2)
The plan permits participants to defer up to 75% of their base salary and up to 75% of their annual cash incentives and credits a participant's account with an amount equal to the employer matching contributions that otherwise would have been made for the participant under AbbVie's tax-qualified defined contribution plan. Participants may direct the investment of their deferral accounts into one or more of several funds chosen by the administrator, and the deferral account is credited with investment returns based on the performance of the fund(s) selected. During 2015, the weighted average rate of return credited to the accounts was 1.1% for Mr. Chase and 0.1% for Ms. Schumacher.

  The plan provides for cash distributions in either a lump sum or installments after separation from service and permits in-service withdrawals in accordance with specific procedures. Participants make distribution elections each year that apply to the deferrals to be made in the following calendar year, in accordance with the requirements of Internal Revenue Code Section 409A. Participants may request withdrawals due to financial hardship; if a hardship withdrawal is approved, it is limited to the amount needed to address the hardship.

(3)
The amounts reported in this column are not included in the Summary Compensation Table of this proxy statement.

(4)
The amounts reported in this column have not been previously reported as compensation in AbbVie's Summary Compensation Tables because they relate to contributions made before the applicable individual became an NEO.

Potential Payments upon Termination or Change in Control

Potential Payments upon Termination—Generally

              AbbVie does not have employment agreements with its NEOs.

              The following summarizes the payments that the NEOs would have received if their employment had terminated on December 31, 2015. Earnings would have continued to be paid for the NEO's Performance Incentive Plan and Supplemental Savings Plan grantor trusts until the trust assets were fully distributed. The amount of these payments would depend on the period over which the trust assets were distributed and the trust earnings and fees. If the trust assets were distributed over a 10-year period and based on current earnings, the NEOs would receive the following average annual payments over such 10-year period: Mr. Gonzalez, $942,637; Mr. Chase, $615,169; Ms. Schumacher, $543,691; and Mr. Alban, $461,264. In addition, the following one-time deposits would have been made under the AbbVie Supplemental Pension Plan for each of the following NEOs, respectively: Mr. Gonzalez, $1,442,189; Mr. Chase, $556,373; Ms. Schumacher, $786,268; and Mr. Alban, $1,191,408. As of December 31, 2015, Mr. Gonzalez, Ms. Schumacher and Mr. Alban were eligible to retire, and therefore were eligible to receive the pension benefits described above.

              If the termination of employment had been due to disability, then the NEOs also would have received, in addition to AbbVie's standard disability benefits, a monthly long-term disability benefit in the amount of $148,800 for

52 | 2016 Proxy Statement

EXECUTIVE COMPENSATION

Mr. Gonzalez; $67,915 for Mr. Chase; $67,915 for Ms. Schumacher; $60,000 for Mr. Alban; and $61,935 for Dr. Severino. This long-term disability benefit would continue for up to 18 months following termination of employment. It ends if the NEO retires, recovers, dies or ceases to meet eligibility criteria.

              If the NEO's employment had terminated due to death or disability, his or her unvested stock options and restricted stock or unit awards would have vested on December 31, 2015 with values as set forth below in the subsection of this proxy statement captioned "Equity Awards."

Potential Payments upon Change in Control

              AbbVie has entered into change in control agreements with its NEOs. Each change in control agreement continues in effect until December 31, 2016, and can be renewed for successive two-year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

              The agreements provide that if the employee is terminated other than for cause or permanent disability or if the employee elects to terminate employment for good reason (see below) within two years following a change in control, he or she is entitled to receive a lump sum payment equal to three times his or her annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years or, in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the employee is terminated other than for cause or permanent disability or if the employee elects to terminate employment for good reason during a potential change in control (see below), he or she is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the employee is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Internal Revenue Code Section 409A), the employee will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the employee's target bonus or the average bonus paid to the employee in the preceding three years.

              Bonus payments include payments made under the Performance Incentive Plan. The employee also will receive up to two years of additional employee benefits (including welfare benefits, outplacement services and tax and financial counseling) and the value of three more years of pension accruals. If change in control-related payments and benefits become subject to the excise tax imposed under Internal Revenue Code Section 4999, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the employee in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under AbbVie's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term. The compensation committee's independent compensation consultant has confirmed that the level of payments provided under the agreements is consistent with current market practice.

              For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of AbbVie securities representing 20 percent or more of the outstanding voting power (not including an acquisition directly from AbbVie and its affiliates); a change in the majority of the members of the board of directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving AbbVie. A "potential change in control" under the agreements includes, among other things, AbbVie's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the employee's position, duties, or authority; the company's failure to pay the employee's compensation or a reduction in the employee's base pay or benefits; or the relocation of the company's principal executive offices to a location that is more than 35 miles from the location of the offices at the time of the change in control.

2016 Proxy Statement | 53

EXECUTIVE COMPENSATION

              If a change in control had occurred on December 31, 2015, immediately followed by one of the covered circumstances described above, Mr. Gonzalez, Mr. Chase, Ms. Schumacher, Mr. Alban, and Dr. Severino would have been entitled to receive the following payments and benefits under the change in control agreements:

  •
  Mr. Gonzalez: cash termination payments—$14,100,000; additional Supplemental Pension Plan benefits—$3,648,753; welfare and fringe benefits—$75,783.

  •
  Mr. Chase: cash termination payments—$6,948,900; additional Supplemental Pension Plan benefits—$783,375; welfare and fringe benefits—$76,518.

  •
  Ms. Schumacher: cash termination payments—$6,948,900; additional Supplemental Pension Plan benefits—$3,471,334; welfare and fringe benefits—$61,885.

  •
  Mr. Alban: cash termination payments—$6,010,358; additional Supplemental Pension Plan benefits—$3,726,232; welfare and fringe benefits—$76,323.

  •
  Dr. Severino: cash termination payments—$6,536,100; welfare and fringe benefits—$74,560.

              The amounts shown for Mr. Alban's cash termination payments and additional supplemental pension plan benefits reflect reductions of $289,642 and $179,569, respectively, which would have applied under cutback provisions in the agreement as described above.

Equity Awards

              The AbbVie 2013 Incentive Stock Program was approved by AbbVie's stockholders and covers approximately 7,000 participants, including a broad group of management and professional staff.

              The AbbVie 2013 Incentive Stock Program provides that any unvested stock options and restricted stock or unit awards granted in or after February 2013 may be assumed, converted or replaced on an equivalent basis by the surviving company upon a change in control. If the surviving company does not do so, the vesting of the awards is accelerated. If the surviving company does assume, convert or replace the awards on an equivalent basis, then accelerated vesting of the awards is limited to circumstances in which, during the period from six months before through two years after a change in control, the grantee's employment is terminated without cause or the grantee resigns for good reason. The terms "cause" and "good reason" have the same definitions as in the change in control agreements.

              If a change in control had occurred on December 31, 2015 and the surviving company did not assume, convert or replace any of the awards granted after January 2013, then the unvested equity awards of the NEOs would have vested as follows:

  •
  Mr. Gonzalez would have vested in (i) 690,120 unvested AbbVie stock options with a value of $5,682,068, and (ii) 360,137 shares of AbbVie restricted stock with a value of $21,334,516.

  •
  Mr. Chase would have vested in (i) 211,206 unvested AbbVie stock options with a value of $1,425,287, and (ii) 155,187 shares of AbbVie restricted stock with a value of $9,193,278.

  •
  Ms. Schumacher would have vested in (i) 214,483 unvested AbbVie stock options with a value of $1,660,974, and (ii) 171,558 shares of AbbVie restricted stock with a value of $10,163,096.

  •
  Mr. Alban would have vested in (i) 194,903 unvested AbbVie stock options with a value of $1,363,519, and (ii) 137,508 shares of AbbVie restricted stock with a value of $8,145,974.

  •
  Dr. Severino would have vested in (i) 154,019 unvested AbbVie stock options with a value of $275,400, and (ii) 147,276 shares of AbbVie restricted stock with a value of $8,724,630.

              The value of stock options shown is based on the excess of the closing price of one share of common stock on December 31, 2015 over the exercise price of such options, multiplied by the number of unvested stock options held by the NEO. The value of restricted stock shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2015 and the closing price of one share of common stock on December 31, 2015.

54 | 2016 Proxy Statement

              The audit committee of the board of directors is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the company's financial statements. On October 8, 2015, the audit committee appointed Ernst & Young LLP to perform independent audit services for the fiscal year ending December 31, 2016. Ernst & Young LLP has served as our independent registered public accounting firm since 2013. In conjunction with the periodic mandated rotation of the audit firm's lead engagement partner, the chair of the audit committee would be involved in the selection of a new lead engagement partner. Further, the audit committee will periodically consider whether there should be a regular rotation of the independent registered public accounting firm.

              Although the audit committee has sole authority to appoint the independent registered public accounting firm, it would like to know the opinion of the stockholders regarding its appointment of Ernst & Young LLP for 2016. For this reason, stockholders are being asked to ratify this appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP for 2016, the audit committee will take that fact into consideration, but may, nevertheless, continue to retain Ernst & Young LLP. The audit committee and the board believe that the continued retention of Ernst & Young LLP to serve as the company's independent registered public accounting firm is in the best interests of the company and its stockholders.

              Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

              The board of directors recommends that you vote FOR ratification of the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2016.

2016 Proxy Statement | 55

RATIFICATION OF ERNST & YOUNG LLP AS ABBVIE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (ITEM 2)

Audit Fees and Non-Audit Fees

              The following table presents fees for professional audit services rendered to AbbVie by Ernst & Young LLP for the years ended December 31, 2015 and December 31, 2014, and fees for other services rendered to AbbVie by Ernst & Young LLP for that period.

	2015 (millions)	2014 (millions)

Audit fees:(1)	$11.6	$10.0
Audit related fees:(2)	0.3	0.2
Tax fees:(3)	6.9	5.1
All other fees:(4)	0.5	0.5

Total	$19.3	$15.8

(1)
Ernst & Young LLP billed or will bill AbbVie for professional services rendered for the audit of AbbVie's annual financial statements, the audits of AbbVie's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, comfort letters, consents and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: agreed upon procedures and audits of certain employee benefit plan financial statements.

(3)
Tax fees consist principally of professional services for corporate tax compliance, expatriate tax compliance and tax advisory services.

(4)
Other fees represent Independent Review Organization services.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

              The audit committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the independent registered public accounting firm and its related affiliates.

              Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

              Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

              The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.

56 | 2016 Proxy Statement

AUDIT INFORMATION
Audit Committee Report

              Management is responsible for the preparation and integrity of AbbVie's consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The audit committee reviews these processes on behalf of the board of directors. In this context, the audit committee has reviewed and discussed the audited financial statements contained in the 2015 Annual Report on Form 10-K with AbbVie's management and its independent registered public accounting firm.

              The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Auditing Standards Section No. 16, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

              The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The audit committee has also considered whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

              Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in AbbVie's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission.

Audit Committee

              R. Austin, Chair, W. Burnside, E. Rapp, and F. Waddell

2016 Proxy Statement | 57

              Stockholders are being asked to approve the compensation of AbbVie's named executive officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables and related material included in this proxy statement.

              The independent compensation committee of the board of directors, with the counsel of its independent compensation consultant, has thoroughly examined AbbVie's programs, the company's performance related to our industry and peer group, and market factors. The committee has determined that the specific pay decisions for the named executive officers are appropriate given the company's performance, the executives' contributions, and our stockholders' interests.

              While this vote is advisory and non-binding, the board of directors and the compensation committee value the opinion of the stockholders and will review the voting results and take them into account when future compensation decisions are made.

              Accordingly, the board of directors recommends that you vote FOR the approval of the named executive officers' compensation.

58 | 2016 Proxy Statement

              Currently, AbbVie's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") provides for a classified board of directors divided into three classes of directors, with each class elected for three-year terms.

              After considering the advantages and disadvantages of declassification, including through an open dialogue with our stockholders, the board has determined it is in the best interests of the company and its stockholders to amend the company's Certificate of Incorporation and the Amended and Restated By-Laws (the "By-Laws") to declassify the board. This will result in a fully declassified board by the 2019 Annual Meeting.

              The proposed amendment to the Certificate of Incorporation would eliminate the classification of the board over a three-year period beginning at the 2017 Annual Meeting with directors elected to a one-year term following the expiration of the directors' existing terms and provide for the annual election of all directors beginning at the 2019 Annual Meeting. The proposed amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the company would file promptly following the 2016 Annual Meeting if our stockholders approve the amendment. The proposed amendment would not change the present number of directors or the board's authority to change that number and to fill any vacancies or newly created directorships.

              Delaware law provides, unless otherwise addressed in the certificate of incorporation, that members of a board that is classified may be removed only for cause. The proposed amendment would provide that once the AbbVie board is fully declassified as of the 2019 Annual Meeting, directors may be removed with or without cause.

              The proposed Certificate of Amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A. The affirmative vote of the holders of 80 percent of the outstanding shares of stock entitled to vote generally in the election of directors on the Record Date is required to approve this proposal pursuant to the Certificate of Incorporation. If our stockholders approve the proposed amendment to the Certificate of Incorporation, the board will make certain conforming changes to the company's By-Laws.

              The board of directors recommends that you vote FOR the management proposal to amend the Certificate of Incorporation to declassify the board of directors for annual elections.

2016 Proxy Statement | 59

              We ask that stockholders approve the material terms of the performance goals under the AbbVie Performance Incentive Plan to satisfy the stockholder approval component of the performance-based compensation requirements under Section 162(m) of the Internal Revenue Code.

              The Performance Incentive Plan (PIP) provides for awards to designated AbbVie employees based on the attainment of specified performance goals. The main purposes of the PIP are to facilitate the attraction, motivation and retention of key management employees and to encourage them to achieve and exceed the company's established financial, operational and strategic goals by giving them the opportunity to earn annual incentive awards based on company and individual performance against these goals.

              Section 162(m) of the Internal Revenue Code limits the amount of compensation that may be deducted by the company in any tax year with respect to the company's most highly-paid executives. However, certain performance-based compensation that has been approved by stockholders is not subject to this deduction limit. The PIP is designed to provide for this type of performance-based compensation and to permit the company to claim the corresponding tax deduction.

              At the annual meeting, stockholders are being asked to approve the material terms of the performance goals for the PIP so awards paid under the plan will be tax-deductible as performance-based compensation under Section 162(m) of the Internal Revenue Code. If the stockholders do not approve the material terms of the performance goals, awards paid to our executive officers under the PIP for the 2016 fiscal year may not be deductible. In such case, however, the compensation committee will consider other alternatives for the overall compensation package being provided to our executive officers.

Description of the Performance Incentive Plan

              Following is a summary of the material features of the PIP. The summary is qualified by reference to the text of the plan, which is attached as Exhibit 10.4 to our 2015 Annual Report on Form 10-K.

Plan Administration and Participants

              The PIP is administered by the compensation committee of the board of directors. The committee has sole responsibility for identifying the participants, establishing performance objectives, setting award targets and determining award amounts. The committee has designated AbbVie's executive officers as PIP participants for 2016.

Performance Goals

              All awards payable under the PIP are based on the company's consolidated net earnings. If the company does not have consolidated net earnings, no awards are payable under the plan. The amount of a participant's award is determined as follows: the PIP plan document sets the base award allocation for the Chief Executive Officer at ..0015 of the consolidated net earnings of the company for the fiscal year, the base award allocation for the Chief Operating Officer at .0010 of consolidated net earnings, and the base award allocation for any other participant at .00075 of consolidated net earnings. After the fiscal year ends and consolidated net earnings are determined, the compensation committee assesses each participant's contributions and determines the actual awards by adjusting each individual's base award allocation based on his or her performance against company financial, operational and strategic goals and individual goals during the year. The compensation committee has, and frequently exercises, negative discretion to reduce

60 | 2016 Proxy Statement

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE ABBVIE PERFORMANCE INCENTIVE PLAN

the awards payable to the PIP participants. The PIP does not permit the committee to award amounts that exceed the base award allocations set forth in the plan document.

              Amounts that may be paid under the PIP in the future are not determinable. The Non-Equity Incentive Plan Compensation column of the Summary Compensation Table set forth in this proxy statement shows the awards paid to the NEOs under the PIP in 2013 through 2015.

Plan Modification or Termination

              The AbbVie board of directors may modify, amend, suspend or terminate the PIP. However, no modification may, without the consent of the participant, reduce the right of a participant to a payment or distribution to which the participant is entitled by reason of an outstanding award allocation.

              The board of directors recommends that you vote FOR the approval of the material terms of the performance goals under the AbbVie Performance Incentive Plan.

2016 Proxy Statement | 61

              Two stockholder proposals will be voted upon at the Annual Meeting if properly presented by or on behalf of the proponent. The address of each of the proponents is available upon request. The proposed resolutions and the statements made in support thereof, as well as the Board of Directors' statements in opposition to these proposals, are presented on the following pages. The proposal may contain assertions about AbbVie or other statements that we believe are incorrect.

              The board of directors recommends that you vote AGAINST the proposals for the reasons set forth following the proposals.

Stockholder Proposal on Drug Disposal Report (Item 6 on Proxy Card)

              As You Sow, on behalf of The Gun Denhart Living Trust and Samajak LP, and co-filers Congregation of the Divine Providence, Providence Trust, and Sisters of Charity of the Incarnate Word, have notified AbbVie that they intend to present the following proposal at the Annual Meeting and that they collectively own 484 AbbVie shares.

              WHEREAS:    Lack of free, convenient programs for proper disposal of unneeded or expired consumer prescription drugs and accessories contributes to water pollution, illicit drug use, drug addiction, and threats to sanitation workers.

              Consumers lacking drug disposal programs in their communities often flush old drugs down the drain or toilet, contributing to water pollution. Numerous studies have found detectable levels of pharmaceuticals in surface and groundwater drinking water sources. Water treatment plants are not equipped to remove such medicines. The U.S. Environmental Protection Agency advises consumers not to flush prescription drugs, but to return medications to a disposal or take back program.

              In 2013, overdoses from prescription pain medications killed more than 16,000 Americans. President Obama says most young people who begin misusing prescription drugs get them from the medicine cabinet. Lack of convenient disposal programs for prescription drugs has been linked to poisoning of children and pets; misuse by teenagers and adults; and senior accidentally taking the wrong medicine. About 3 billion needles are used in U.S. homes annually to deliver medication; their improper disposal leads to needles washing up on beaches and threats to sanitation workers handling waste with used needles.

              Most U.S. communities lack free, convenient, on-going collection programs that could help alleviate these critical problems. The Drug Enforcement Administration has partnered with state and local law enforcement agencies to hold periodic National Take-Back Days for medicines, collecting and disposing of more than 5.5 million pounds of medications in just ten events. But far more convenient and ongoing collection services are needed. The National Drug Control Strategy report calls for establishment of long-term, sustainable disposal programs in communities.

              The concept of producer responsibility calls for company accountability for financing take back of unneeded or expired medications and accessories by the companies that have placed them on the market. Several states have enacted regulations requiring manufacturers of paint, pesticides, and electronics to develop programs for take back and proper recycling or disposal. The province of Ontario, Canada enacted a regulation in 2012 assigning responsibility for end-of-life management of pharmaceutical waste to manufacturers. Many European countries have industry-funded drug take back programs. While the company has published detailed social responsibility statements on issues like energy and water, it has not issued a position on this escalating policy area.

              Resolved:    Shareowners of AbbVie request that the board of directors issue a report, at reasonable expense and excluding proprietary information, reviewing the company's existing policies for safe disposition by users of prescription drugs to prevent water pollution, and setting forth policy options for a proactive response, including

62 | 2016 Proxy Statement

STOCKHOLDER PROPOSALS

determining whether the company should endorse partial or full industry responsibility for take back programs by providing funding or resources for such programs.

              Supporting Statement:

              Management may also consider other harms besides water pollution in evaluating take back programs, and whether, in addition to addressing disposition of prescription drugs, such programs should encompass accessories such as used needles and syringes.

Board of Directors Statement in Opposition to the Stockholder Proposal on Drug Disposal Report (Item 6 on Proxy Card)

              The Board of Directors recommends that stockholders vote AGAINST this proposal.

              At AbbVie, we are committed to developing the highest quality products and ensuring the safety of the patients who use them. We believe that addressing the world's health challenges requires a comprehensive and responsible approach, and we dedicate significant resources to improving healthcare and communities. The issue of secure disposal of hazardous medical waste is part of this commitment. Accordingly, we have proactively taken a number of steps to address this concern in a socially responsible manner.

              AbbVie has a comprehensive collection, containment, return, and waste treatment option for patients using Humira, our flagship product. To mitigate potential risk posed by injection needles, we developed the HUMIRA Sharps Mail-Back Program in 2007. This service provides patients with a safe and environmentally-friendly way to dispose of Humira needles following an injection and includes collection containers and mail-back boxes with pre-paid postage, to each individual who enrolls in AbbVie's program. We believe our proactive approach has created a safer environment for patients and their communities.

              AbbVie believes that effectively addressing industry-wide drug disposal policies requires the collective effort of numerous interested parties, including pharmacies, law enforcement officials, pharmaceutical drug distributors, institutional healthcare providers, and others. In September 2014, the Drug Enforcement Administration published final rules concerning secure drug disposal that encouraged partnerships among retail pharmacies, hospitals, clinics, drug manufacturers, drug distributors and reverse distributors, other community organizations and law enforcement to provide methods of safe drug disposal in the communities they serve. AbbVie supports collective effort on this issue.

              AbbVie and other companies have also been actively engaged with the Pharmaceutical Research and Manufacturers of America ("PhRMA") and Biotechnology Industry Organization ("BIO") in working to develop an effective solution to the secure drug disposal issue. In February 2015, PhRMA created a working group with the goal of effecting positive change in the area of secure drug disposal.

              The proponent requests that our Board of Directors issue a report to "set forth policy options for a proactive response," among other things. We are one of many participants in a broader industry-wide discussion that continues to develop. Therefore, neither AbbVie, nor any individual company, is best-suited to set forth policy options on this issue. Further, preparation of a comprehensive report on the issue of secure drug disposal, as proposed, would require significant resources and expenditures, which would be better addressed in partnership with numerous interested parties as PhRMA has undertaken. We believe that a report requested by the proposal would neither be an effective use of company resources, nor in the best interests of our stockholders.

              The Board of Directors recommends that you vote AGAINST the proposal.

Stockholder Proposal on Lobbying Report (Item 7 on Proxy Card)

              Zevin Asset Management on behalf of Janet Axelrod has notified AbbVie that it intends to present the following proposal at the Annual Meeting and that the proponent owns 1,800 AbbVie shares.

2016 Proxy Statement | 63

STOCKHOLDER PROPOSALS

              Whereas, we believe in full disclosure of AbbVie's direct and indirect lobbying activities and expenditures to assess whether AbbVie's lobbying is consistent with AbbVie's expressed goals and in the best interests of stockholders.

              Resolved, the stockholders of AbbVie request the preparation of a report, updated annually, disclosing:

  1.
  Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.
  2.
  Payments by AbbVie used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.
  3.
  AbbVie's membership in and payments to any tax-exempt organization that writes and endorses model legislation.
  4.
  Description of management's decision making process and the Board's oversight for making payments described in section 2 above.

              For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which AbbVie is a member.

              Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state and federal levels.

              The report shall be presented to the Audit Committee or other relevant oversight committees and posted on AbbVie's website.

              Supporting Statement

              As stockholders, we encourage transparency and accountability in the use of corporate funds to influence legislation and regulation. AbbVie spent $8.08 million in 2013 and 2014 on direct federal lobbying activities (opensecrets.org). This figure does not include lobbying expenditures to influence legislation in states, where AbbVie also lobbies but disclosure is uneven or absent. For example, AbbVie spent $615,908 on lobbying in California in 2013 and 2014. AbbVie's lobbying on tax inversions has attracted media scrutiny ("Corporate Tax Dodgers Might Make Congress Actually Do Something," Fortune, July 22, 2014).

              AbbVie is a member of the Chamber of Commerce, which spent over $124 million lobbying in 2014 and has spent over $1 billion on lobbying since 1998. AbbVie is also a member of the Pharmaceutical Research and Manufacturers of America and the Business Roundtable, which together spent over $61 million on lobbying in 2013 and 2014. AbbVie does not disclose its payments to trade associations or the amounts used for lobbying.

              Transparent reporting would reveal whether company assets are being used for objectives contrary to AbbVie's long-term interests. For example, AbbVie supports smoking cessation, yet the Chamber has worked to block global antismoking laws ("U.S. Chamber Works Globally to Fight Antismoking Measures," New York Times, June 30, 2015). AbbVie also believes it has an obligation to reduce its greenhouse gas emissions, yet the Chamber is aggressively attacking the EPA on its new Clear Power Plan to address climate change ("Move to Fight Obama's Climate Plan Started Early," New York Times, Aug. 3, 2015).

Board of Directors Statement in Opposition to the Stockholder Proposal on Lobbying Report (Item 7 on Proxy Card)

              The Board of Directors recommends that stockholders vote AGAINST this proposal. This proposal is unnecessary, because AbbVie already makes extensive disclosures regarding our lobbying and political activities as required by law and we voluntarily disclose additional related information on our website, as outlined below. AbbVie has already demonstrated transparency with respect to lobbying activities and strong risk mitigation procedures governing such

64 | 2016 Proxy Statement

STOCKHOLDER PROPOSALS

activities. The preparation and maintenance of an additional report, as proposed, is neither a good use of resources, nor would it increase stockholder value.

The Board, through its Public Policy Committee, exercises oversight of AbbVie's political and lobbying activities.

  •
  The Board of Directors Public Policy Committee exercises oversight of AbbVie's political expenditures and lobbying activities, as specifically enumerated in the Committee's charter, and further governed by the Committee's approved policy on political contributions. The Public Policy Committee and AbbVie's senior management review these activities and expenditures on a regular basis.

  •
  Our Executive Vice President, External Affairs, who reports directly to the CEO, and our Vice President, Government Affairs, each review and approve all plans for corporate political contributions and lobbying at the recommendation of AbbVie's Government Affairs function to ensure that these activities are consistent with the company's guidelines and comply with applicable laws.

  •
  We believe this approach minimizes risk and reflects our guiding commitment to transparency, stewardship of corporate and stockholder funds, sound corporate practice, and high standards of ethical conduct.

AbbVie already makes extensive disclosures regarding lobbying and political activities and has been recognized by a leading organization for transparency in this area.

  •
  Since our launch as a new public company in 2013, AbbVie has provided robust transparency through the disclosures described below. AbbVie's website describes our oversight process and our guiding principles for lobbying and political activities. We pursue activities that shape policies to benefit patients, with a focus on improving patient access to new therapeutic advances.

  •
  AbbVie files quarterly reports that include (i) total federal lobbying expenditures, (ii) the name of the legislation or subject matter covered, (iii) individuals who lobbied on behalf of AbbVie, and (iv) identification of the legislative body or executive branch that was contacted, in compliance with the Lobbying Disclosure Act. These reports include expenses associated with lobbying the federal government and the portion of trade association dues associated with federal lobbying. AbbVie provides links to these reports on our website at http://www.abbvie.com/responsibility/transparency-policies/home.html#cpc. We file similar publicly-available lobbying reports with state and local agencies as required by law.

  •
  AbbVie also provides a listing of corporate contributions to political candidates, political parties, political committees, ballot measure committees, and organizations operating under Section 527 of the Internal Revenue Code. These reports are updated every six months and are archived for reference on our website identified above.

  •
  AbbVie does not currently make direct expenditures toward U.S. federal or state grassroots lobbying communications to the general public and does not currently contribute funds intended for use in elections to tax-exempt organizations under Section 501(c)(4) of the Internal Revenue Code, as disclosed on our website. If such a contribution were made, it would be enumerated in AbbVie's reports on other corporate political contributions.

  •
  AbbVie discloses trade associations and membership organizations to which AbbVie provides $100,000 or more in annual membership, which are reviewed by the Public Policy Committee. AbbVie also posts a list of global trade associations in which an AbbVie employee serves on the organization's board of directors. Both of these lists are available on our website.

  •
  AbbVie also provides a link to the Federal Election Commission reports of the AbbVie Political Action Committee ("PAC"), which detail the PAC's political contributions and expenditures.
2016 Proxy Statement | 65

STOCKHOLDER PROPOSALS
  •
  In part due to the extensive disclosures described above, AbbVie is listed in the first tier of companies providing the highest level of political transparency and accountability in the 2015 CPA-Zicklin Index of Corporate Political Accountability and Disclosure.

  •
  Attempting to quantify indirect lobbying would be difficult to estimate and potentially misleading to stockholders as AbbVie is not directing the lobbying activities of trade, civic or patient groups. Further, it would be difficult for us to determine which third parties may endorse model legislation and whether such activities fall within the proposal's request.

              In summary, our robust oversight mechanisms and extensive disclosures address the concerns underlying the proposal, but without the unnecessary business risks and additional resources the proposal would introduce if implemented.

              The Board of Directors recommends that you vote AGAINST the proposal.

66 | 2016 Proxy Statement

Corporate Governance Materials

              AbbVie's corporate governance guidelines with the outline of directorship qualifications; director independence guidelines; code of business conduct; and audit committee, compensation committee, nominations and governance committee, and public policy committee charters are all available in the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

Procedures for Approval of Related Person Transactions

              It is AbbVie's policy that the nominations and governance committee review, approve, ratify or disapprove of all transactions in which AbbVie participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the nominations and governance committee pursuant to this policy are identified in:

  •
  questionnaires annually distributed to AbbVie's directors and executive officers;

  •
  certifications submitted annually by AbbVie executive officers related to their compliance with AbbVie's Code of Business Conduct; or

  •
  communications made directly by the related person to the chief financial officer or general counsel.

              In determining whether to approve or ratify a related person transaction, the nominations and governance committee will consider the following items, among others:

  •
  the related person's relationship to AbbVie and interest in the transaction;

  •
  the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved;

  •
  the benefits to AbbVie of the transaction;

  •
  if applicable, the availability of other sources of comparable products or services;

  •
  an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

  •
  whether a transaction has the potential to impair director independence; and

  •
  whether the transaction constitutes a conflict of interest.

              This process is included in the nominations and governance committee's written charter, which is available on the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

Section 16(a) Beneficial Ownership Reporting Compliance

              AbbVie believes that during 2015 its executive officers and directors timely complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

2016 Proxy Statement | 67

ADDITIONAL INFORMATION
Performance-Based Compensation Arrangements

              The Performance Incentive Plan and the Incentive Stock Program, which are described above, are intended to comply with Internal Revenue Code Section 162(m) to permit deductibility of performance-based compensation.

              The compensation committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The committee believes that stockholder interests are best served by not restricting the committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, the committee may from time to time approve components of compensation for certain executive officers that are not deductible.

              While the compensation committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the committee, in evaluating such circumstances, has discretion to take all actions necessary to protect the interests of stockholders up to and including actions to recover such incentive awards.

Exclusive Forum

              AbbVie is incorporated in the state of Delaware and Delaware law governs the relationship among its directors, officers, and stockholders (also known as the internal affairs doctrine). To provide for the orderly, efficient and cost- effective resolution of Delaware-law issues affecting AbbVie, the company's Certificate of Incorporation provides that unless the board of directors otherwise determines, Delaware courts are the exclusive forum for cases involving the internal affairs doctrine, derivative actions brought on behalf of the company, claims for breach of fiduciary duty, and other matters concerning Delaware statutory and common law. The provision does not apply to any other cases brought against AbbVie.

Other Matters

              The board of directors knows of no other business to be transacted at the 2016 Annual Meeting of Stockholders, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

Date for Receipt of Stockholder Proposals for the 2017 Annual Meeting Proxy Statement

              Stockholder proposals for presentation at the 2017 Annual Meeting must be received by AbbVie no later than November 21, 2016 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2017 meeting.

Procedure for Recommendation and Nomination of Directors and Transaction of Business at Annual Meeting

              A stockholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the secretary of AbbVie. Recommendations must be accompanied by certain information about both the nominee and the stockholder making the nomination, as set forth in AbbVie's Amended and Restated By-Laws. A nominee who is recommended by a stockholder following these procedures will receive the same consideration as other comparably qualified nominees.

              A stockholder entitled to vote for the election of directors at an Annual Meeting and who is a stockholder of record on:

  •
  the record date for that Annual Meeting,

  •
  the date of this proxy statement, and

  •
  the date of the Annual Meeting
68 | 2016 Proxy Statement

ADDITIONAL INFORMATION

may nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the secretary of AbbVie. That notice must include certain information required by Article II of AbbVie's Amended and Restated By-Laws, including information about the stockholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting on concert with them, and any proposed director nominee.

              For each matter the stockholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, any material interest of the stockholder in such business and certain other information specified in the By-Laws. In addition, in the case of a director nomination, the notice must include a completed and signed questionnaire, representation and agreement of the nominee addressing matters specified in the By-Laws.

              To be timely, written notice either to directly nominate persons for director or to bring business properly before the Annual Meeting must be received at AbbVie's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is more than thirty days before or sixty days after such anniversary date, notice by the stockholder must be received not less than ninety days and not more than one hundred twenty days prior to the date of such Annual Meeting and not later than the close of business on the later of ninety days prior to the date of such Annual Meeting, or, if the first public announcement of the date of such Annual Meeting is less than one hundred days prior to the date of such Annual Meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by AbbVie. To be timely for the 2017 Annual Meeting, this written notice must be received by AbbVie no later than February 8, 2017.

              In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for the Annual Meeting and as of the date that is ten business days prior to the meeting. Any such update or supplement must be delivered to the secretary of AbbVie at AbbVie's principal executive offices not more than five business days after the record date for the Annual Meeting, and not less than eight business days before the date of the Annual Meeting in the case of any update or supplement required to be made as of ten business days prior to the Annual Meeting.

Procedure for Stockholder Nominations to be Included in AbbVie's Proxy Materials

              AbbVie recently adopted a proxy access By-Law provision to permit a stockholder, or a group of up to 20 stockholders, continuously owning shares of our company for at least 3 years and representing an aggregate of at least 3% of the outstanding shares of common stock, to nominate and include in our proxy materials director nominee(s) constituting up to 25% of the total number of the directors in office, provided that the stockholder(s) and the nominee(s) satisfy the requirements in our By-Laws. Notice must include certain information required by Article II of AbbVie's Amended and Restated By-Laws. To be timely, written notice must be received at AbbVie's principal executive offices not earlier than 150 days and not later than 120 days before the anniversary of the date that the company mailed its proxy statement for the prior year's annual meeting of stockholders. To be timely for the 2017 Annual Meeting, this written notice must be received by AbbVie no later than November 21, 2016 and must include the specific information required by, and otherwise comply with the requirements of, our By-Laws.

Householding of Proxy Materials

              The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single Notice or proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially provides extra convenience for security holders and cost savings for companies.

              Several brokers and banks with accountholders who are AbbVie stockholders will be "householding" our proxy materials. As indicated in the notice provided by these brokers to AbbVie stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that it will be "householding" communications to your

2016 Proxy Statement | 69

ADDITIONAL INFORMATION

address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and you prefer to receive a separate proxy statement, please notify your broker, or contact Broadridge Financial Solutions at 1-866-540-7095, or write to us at Investor Relations, AbbVie Inc., 1 North Waukegan Road, North Chicago, Illinois 60064. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or bank.

Cautionary Statement Regarding Forward-Looking Statements

              This proxy statement contains certain forward-looking statements regarding business strategies, market potential, future financial performance and other matters. The words "believe," "expect," "anticipate," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of AbbVie management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Factors that could cause actual results or events to differ materially from those anticipated include the matters described in AbbVie's Annual Report on Form 10-K for the year ended December 31, 2015 under Item 1A, "Risk Factors" and Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations." AbbVie does not undertake any obligation to update the forward-looking statements included in this proxy statement to reflect events or circumstances after the date hereof, unless AbbVie is required by applicable securities law to do so.

General

              It is important that proxies be returned promptly. Stockholders are urged to vote, regardless of the number of shares of AbbVie common stock owned. Stockholders may vote by telephone, by Internet, or by mail if a printed version of the proxy card was received or requested. Stockholders who vote by telephone or the Internet do not need to return a proxy card.

              The Annual Meeting will be held at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601. Admission to the meeting will be by admission card only. A stockholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before April 29, 2016. An admission card admits only one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors. LAURA J. SCHUMACHER SECRETARY
70 | 2016 Proxy Statement

Appendix A

Proposed Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AbbVie Inc.

              The text of the proposed amendment is marked to reflect the proposed changes.

              AbbVie Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

1.    Sections 2, 3, and 4 of Article VI of AbbVie's Amended and Restated Certificate of Incorporation are amended to read as follows:

                Section 2. Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the directors shall, until the annual meeting of stockholders to be held in 2019, be divided~~,~~ with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible. ~~, with t~~The term of office of the class of directors elected at the annual meeting of stockholders in 2016 shall ~~first class to~~ expire at the 2019~~13~~ annual meeting of stockholders, the term of office of the class of directors elected at the annual meeting of stockholders held in 2017 shall ~~second class to~~ expire at the 2018~~4~~ annual meeting of stockholders and the term of office of the ~~third class to~~ class of directors elected at the annual meeting of stockholders held in 2018 shall expire at the 2019~~15~~ annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the 2017~~3~~ annual meeting, (a) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the ~~third succeeding~~ annual meeting of stockholders held in the year following the year of ~~after~~ their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (b) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

                Section 3. Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen shall hold office ~~for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been appointed expires and~~ until such director's successor shall have been duly elected and qualified and, if the Board of Directors at such time is classified, for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such director has been appointed expires.

                Section 4. Removal. Except as provided in the subsequent sentence and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. Notwithstanding the immediately preceding sentence, subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, until the 2019 annual meeting of the stockholders, a director may be removed from office only for cause by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors~~Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time but only for cause by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors~~.

2.    The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

2016 Proxy Statement | A-1

Appendix A

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, duly authorized, as of the        day of                2016.

AbbVie Inc.
By:
Name:
Title:
A-2 | 2016 Proxy Statement

AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064 U.S.A.

Notice of Annual Meeting
of Stockholders
and Proxy Statement

Meeting Date
May 6, 2016

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

Reservation Form for Annual Meeting

I am a stockholder of AbbVie Inc. and I plan to attend the Annual Meeting to be held at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601 at 9:00 a.m. CT on May 6, 2016.

Please send me an admission card for each of the following persons.

Name	Name
Address	Address
City	City
State	State
Zip Code	Zip Code
Phone Number ( )	Phone Number ( )

If you plan to attend the meeting, please complete the Reservation Form and send it to AbbVie Inc., Annual Meeting Ticket Requests, AP34, 1 North Waukegan Road, North Chicago, Illinois 60064. Due to space limitations, Reservation Forms must be received before April 29, 2016. An admission card, along with a form of photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

To prevent a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M99468-P71740 ABBVIE INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2016. Meeting Type: Annual Meeting For holders as of: March 9, 2016 Date: May 6, 2016 Time: 9:00 AM CT Location: Fairmont Chicago, Millennium Park 200 North Columbus Drive Chicago, IL 60601 ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2016 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: M99469-P71740 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

Voting Items 2. Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2016 6. Stockholder Proposal - Drug Disposal Report 3. Say on Pay - an advisory vote on the approval of executive compensation 7. Stockholder Proposal - Lobbying Report 4. Approval of a management proposal regarding the annual election of directors 5. Approval of the material terms of performance goals under the AbbVie Performance Incentive Plan 01) William H.L. Burnside 02) Brett J. Hart 03) Edward J. Rapp 1. Election of Class I Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the stockholder proposals: M99470-P71740

M99471-P71740

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, May 5, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, May 5, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ABBVIE INC. ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. M99456-P71740 2. Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2016 6. Stockholder Proposal - Drug Disposal Report 3. Say on Pay - an advisory vote on the approval of executive compensation 7. Stockholder Proposal - Lobbying Report 4. Approval of a management proposal regarding the annual election of directors 5. Approval of the material terms of performance goals under the AbbVie Performance Incentive Plan 01) William H.L. Burnside 02) Brett J. Hart 03) Edward J. Rapp 1. Election of Class I Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the stockholder proposals: ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain

Continued and to be signed on reverse side M99457-P71740 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. ABBVIE INC. Annual Meeting of Stockholders May 6, 2016 9:00 AM CT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Richard A. Gonzalez and Laura J. Schumacher, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AbbVie Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM CT on Friday, May 6, 2016, at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M99458-P71740 ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, May 3, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Tuesday, May 3, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ABBVIE INC. ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 2. Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2016 6. Stockholder Proposal - Drug Disposal Report 3. Say on Pay - an advisory vote on the approval of executive compensation 7. Stockholder Proposal - Lobbying Report 4. Approval of a management proposal regarding the annual election of directors 5. Approval of the material terms of performance goals under the AbbVie Performance Incentive Plan 01) William H.L. Burnside 02) Brett J. Hart 03) Edward J. Rapp 1. Election of Class I Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the stockholder proposals: ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain

Continued and to be signed on reverse side M99459-P71740 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. ABBVIE INC. ABBVIE SAVINGS PLAN Annual Meeting of Stockholders May 6, 2016 9:00 AM CT This proxy is solicited by the Board of Directors Participants in the AbbVie Savings Plan will receive a voting instruction card for their shares of AbbVie Inc. common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Mercer Trust Company. The members of the investment committee are Robert A. Michael, William H.S. Preece, and Michael J. Thomas, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.